As filed with the Securities and Exchange Commission on September 14, 2007

1933 Act File No. 333-

1940 Act File No. 811-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No. 1
☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐	Amendment No. 1

PIMCO Income Opportunity Fund

(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas

New York, New York 10105

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(212) 739-3230

(Registrant’s Telephone Number, including Area Code)

William V. Healey

c/o Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, New York 10105

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies of Communications to:

David C. Sullivan, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box  ☐.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, par value $.00001	40,000 Shares	$25.00	$1,000,000	$30.70

(1)	Estimated solely for purposes of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED                     , 2007

PROSPECTUS

                                          Shares

PIMCO Income Opportunity Fund

Common Shares

$25.00 per share

The Fund is a newly organized, non-diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation.

Portfolio Management Strategies. The Fund attempts to achieve its investment objective by investing in a global portfolio of corporate debt, government and sovereign debt, mortgage-backed and other asset-backed securities, convertible securities and other income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund will seek to add value through active sector rotation among global credit markets based on the sub-adviser’s assessment of global relative value and credit trends. The Fund is managed according to strategies that focus on credit quality analysis, broad diversification among countries/geographic regions, industries and sectors, and duration management and other risk management techniques.

It is expected that the Fund normally will have an intermediate average portfolio duration (i.e., within a two- to eight-year time frame), although it may be shorter or longer at any time or from time to time depending on market conditions. The sub-adviser believes that this duration range offers the opportunity for above-average returns while limiting exposure to interest rate risk.

The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by either Standard & Poor’s Ratings Services, a division of The McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)), or unrated but judged by the sub-adviser to be of comparable quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.”

The Fund’s exposure to foreign securities, and particularly emerging markets securities, involves special risks, including foreign currency risk and the risk that the securities may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability.

Because of the risks associated with investing in foreign/emerging market securities and high yield securities, an investment in the Fund should be considered speculative.

Investment Manager and Sub-Adviser. Allianz Global Investors Fund Management LLC (the “Manager”) serves as the investment manager of the Fund and retains its affiliate, Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”), to serve as sub-adviser and manage the Fund’s portfolio.

(continued on following page)

No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for investors purchasing shares in the initial public offering. This risk is greater for investors who expect to sell their shares in a relatively short period after completion of the initial public offering.

The common shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the trading or “ticker” symbol “    .”

Investing in the Fund’s common shares involves certain risks. See “Risks” beginning on page      of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page     of this prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public Offering Price	$25.00	$
Sales Load(2)	$1.125	$
Estimated Offering Expenses(3)	$0.05	$
Proceeds, after expenses, to the Fund	$23.825	$

(1)	The Fund has granted the Underwriters an option to purchase up to an additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ , $ , $ , and $ , respectively. See “Underwriting.”
(2)	The Manager has agreed to pay from its own assets a structuring fee to , and the Manager has agreed to pay from its own assets additional compensation to . See “Underwriting.”
(3)	The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the reimbursement of Underwriter expenses of $0.005 per share) exceed $0.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses.

The Underwriters expect to deliver common shares to purchasers on or about                     , 2007.

Underwriters

                    , 2007

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(continued from previous page)

Portfolio Contents. The Fund will normally invest in a global portfolio of debt obligations and other income-producing securities of varying maturities. The Fund may invest without limit in securities of U.S. issuers and without limit in securities of non-U.S./foreign issuers, including issuers economically tied to “emerging” market countries. The Fund may also invest without limit in securities denominated in currencies other than the U.S. dollar.

The Fund’s portfolio of income-producing securities may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and non-U.S. corporate and other issuers, including convertible securities and commercial paper; mortgage-backed and other types of asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of non-U.S. governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds; structured notes and other hybrid instruments; catastrophe bonds and other event-linked bonds; credit-linked trust certificates; preferred securities; delayed funding loans and revolving credit facilities; bank loans and loan participations and assignments; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable.

The Fund may utilize various derivative strategies involving the purchase or sale of credit default swaps and other swap agreements, call and put options, futures and forward contracts, short sales and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, interest rate, currency and other risks in the portfolio.

The Fund may also hold common stocks and other equity securities from time to time which it has received through the conversion of a convertible security held by the Fund. The Fund may invest in securities that have not been registered for public sale, including securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including exchange-traded funds (ETFs). The Fund may invest in securities of companies with small and medium market capitalizations.

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

Borrowings and Leverage. As soon as reasonably practicable following the completion of the initial public offering of the Fund’s common shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing borrowing transactions, principally in the form of reverse repurchase agreements and dollar rolls, such that the leverage obtained represents approximately [    ]% of the Fund’s total managed assets (including the amounts obtained through such borrowings). “Total managed assets” means the total assets of the Fund (including assets attributable to any borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). The Fund may also obtain leverage through other forms of borrowings, such as bank loans or commercial paper or other credit facilities. Although it has no current intention to do so, the Fund may also determine to issue preferred shares to add leverage to its portfolio. The Fund intends to utilize borrowings and related leverage opportunistically and may choose to increase or decrease it use of leverage over time and from time to time based on the sub-adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund will, however, limit its use of leverage such that the proceeds from borrowings used by the Fund, together with any future issuance of preferred shares, will not exceed [33 1/3]% of the Fund’s total managed assets at the time of the borrowing or issuance of preferred shares. The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, credit default swap contracts and other derivative transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. To the extent that the Fund covers its obligations under such transactions, as described under “Borrowings and Leverage,” such transactions will not be considered leverage for purposes of the Fund’s policy on the amount of leverage it may incur. However, these transactions, even if covered, may represent a form of economic leverage and will create special risks. By using leverage, the Fund will seek to obtain a higher return for holders of common shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Borrowings and Leverage” and “Risks—Leverage Risk.”

This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read it carefully before you invest, and keep it for future reference. The Fund has filed with the SEC

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a Statement of Additional Information dated                     , 2007, containing additional information about the Fund. The Statement of Additional Information is incorporated by reference in its entirety into this prospectus, which means it is part of this prospectus for legal purposes. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund. You may obtain a free copy of the Statement of Additional Information, the annual reports and the semi-annual reports, when available, and other information regarding the Fund, by contacting the Fund at (877) 819-2224 or by writing to the Fund at 1345 Avenue of the Americas, New York, New York 10105. The Statement of Additional Information is, and the annual report and the semi-annual report will be, available free of charge on the Fund’s website (www.allianzinvestors.com). You can also copy and review information about the Fund, including the Statement of Additional Information, the annual and semi-annual reports, when available, and other information at the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Such materials are also available in the EDGAR Database on the SEC’s internet website at (http://www.sec.gov). You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, Washington, D.C. 20549. The table of contents for the Statement of Additional Information appears on page      of this prospectus.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Fund	PIMCO Income Opportunity Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. See “The Fund.”

The Offering	The Fund is offering common shares of beneficial interest, with a par value of $0.00001 per share, at $25.00 per share through a group of underwriters (the “Underwriters”) led by . The common shares of beneficial interest are sometimes called “Common Shares,” and the holders thereof “Common Shareholders,” in the rest of this prospectus. You must purchase at least 100 Common Shares. The Fund has given the Underwriters an option to purchase up to additional Common Shares to cover orders in excess of Common Shares. See “Underwriting.” The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the reimbursement of Underwriter expenses of $0.005 per share) exceed $0.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses.

Investment Objective and Strategies	Investment Objective. The Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation. The Fund attempts to achieve this objective by investing in a global, diversified portfolio of corporate debt, government and sovereign debt, mortgage-backed and other asset-backed securities, convertible securities and other income-producing securities of U.S. and foreign issuers, including emerging market issuers, as described in more detail under “—Portfolio Contents” below. The Fund cannot assure you that it will achieve its investment objective.

Dynamic Allocation Strategy. The Fund’s sub-adviser, PIMCO, employs an active approach to sector rotation among global credit markets based on its assessment of global relative value and credit trends. With PIMCO’s global macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, the Fund has the flexibility to allocate its assets among a broad spectrum of corporate, government and sovereign, mortgage/asset-backed, convertible and other income-producing securities of U.S. and foreign (including emerging market) issuers. The relative value assessment within credit sectors will draw on PIMCO’s regional and sector specialist expertise. PIMCO will employ a disciplined credit approach which is driven by fundamental, independent research, with a focus on identifying credits with solid and/or improving fundamentals.

Portfolio Management Strategies. In selecting investments for the Fund, PIMCO utilizes strategies which focus on credit quality analysis, broad diversification among countries/regions, industries and sectors, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research, driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure, as well as its outlook for particular countries/regions, industries, sectors, and the U.S. and global economies and bond markets generally. The Fund also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, PIMCO’s forecast for interest rates and other economic factors.

Credit Quality. The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade or unrated but judged by PIMCO to be of comparable quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt securities in the lowest investment grade category also may be considered to posses some speculative characteristics. The Fund may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.

Independent Credit Analysis. PIMCO relies heavily on its own analysis of the credit quality and risks associated with individual debt obligations considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The PIMCO portfolio managers utilize this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and emerging market issuers.

Duration Management. The average portfolio duration of the Fund will normally be within an intermediate range (i.e., a two- to eight-year time frame) based on PIMCO’s forecast for interest rates, although it may be shorter or longer at any time or from time to time depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. PIMCO believes that maintaining duration within this intermediate range offers the opportunity for above-average returns while limiting exposure to interest rate volatility and related risk. The Fund may utilize certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Diversification. Subject to the availability of suitable investment opportunities, PIMCO will attempt to diversify the Fund’s investments broadly in an attempt to minimize the portfolio’s sensitivity to credit, currency and other risks associated with a particular country/region, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Fund is, however, a “non-diversified” investment company in that it may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Risks – Issuer Non-Diversification Risk.” The Fund will not concentrate its investments in a particular industry by investing more than 25% of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities if they are not themselves an industry).

Portfolio Contents. The Fund will normally invest in a global portfolio of debt obligations and other income-producing securities of varying maturities. The Fund may invest without limit in securities of U.S. issuers and without limit in securities of non-U.S./foreign issuers, including issuers economically tied to “emerging” market countries. The Fund may also invest without limit in securities denominated in currencies other than the U.S. dollar.

The Fund’s portfolio of income-producing securities may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and non-U.S. corporate and other issuers, including convertible securities and commercial paper; mortgage-backed and other types of asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of non-U.S. governments or their sub-divisions,

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agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds; structured notes and other hybrid instruments; catastrophe bonds and other event-linked bonds; credit-linked trust certificates; preferred securities; delayed funding loans and revolving credit facilities; bank loans and loan participations and assignments; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable.

The Fund may utilize various derivative strategies involving the purchase or sale of credit default swaps and other swap agreements, call and put options, futures and forward contracts, short sales and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, interest rate, currency and other risks in the portfolio.

The Fund may also hold common stocks and other equity securities from time to time which it has received through the conversion of a convertible security held by the Fund. The Fund may invest in securities that have not been registered for public sale, including securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including exchange-traded funds (ETFs). The Fund may invest in securities of companies with small market capitalizations.

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

Borrowings and Leverage	As soon as reasonably practicable following the completion of the initial public offering of the Common Shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing borrowing transactions, principally in the form of reverse repurchase agreements and dollar rolls, such that the leverage obtained represents approximately [ ]% of the Fund’s total managed assets (including the amounts obtained through such borrowings). The Fund may also obtain leverage through other forms of borrowings, such as bank loans or commercial paper or other credit facilities. Although it has no current intention to do so, the Fund may also determine to issue preferred shares to add leverage to its portfolio. The Fund intends to utilize borrowings and related leverage opportunistically and may choose to increase or decrease it use of leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund will, however, limit its use of leverage such that the proceeds from borrowings used by the Fund, together with any future issuance of preferred shares, will not exceed [33 1/3]% of the Fund’s total managed assets at the time of the borrowing or issuance of preferred shares. The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, credit default swap contracts and other derivative transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. To the extent that the Fund covers its obligations under such transactions, as described under “Borrowings and Leverage” in the body of the Prospectus, such transactions will not be considered leverage for purposes of the Fund’s policy on the amount of leverage it may incur. However, these transactions, even if covered, may represent a form of economic leverage and will create special risks.

There is no assurance that the Fund will utilize borrowings or issue preferred shares or that, if used, the Fund’s leveraging strategies will be successful. See “Risks—Leverage Risk.” The net proceeds the Fund obtains from its use of reverse repurchase

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agreements, dollar rolls or other borrowings (as well as from any future issuance of preferred shares) will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs of the Fund’s borrowings or other forms of leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the borrowings or other leverage. If so, the excess will be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged through borrowings.

Leveraging is, however, a speculative technique and there are special risks and costs involved. The Fund cannot assure you that any use of borrowings or other forms of leverage (such as a future issuance of preferred shares) will result in a higher yield on your Common Shares. Once borrowings and/or other forms of leverage are used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See “Risks—Leverage Risk.” In addition, fees and expenses of any borrowings (or a future issuance of preferred shares) paid by the Fund are borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will result in a reduction of the net asset value of the Common Shares.

Because the fees received by the Manager and PIMCO are based on the total managed assets of the Fund (including assets attributable to any borrowings and preferred shares that may be outstanding), the Manager and PIMCO have a financial incentive for the Fund to use borrowings or issue preferred shares, which may create a conflict of interest between the Manager and PIMCO, on the one hand, and the Common Shareholders, on the other hand.

Please see “Borrowings and Leverage” and “Risks—Leverage Risk” in the body of the Prospectus for additional information regarding the Fund’s use of borrowings and leverage and related risks.

Investment Manager	The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager will receive an annual fee, payable monthly, in an amount equal to % of the Fund’s average daily total managed assets. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Manager provides investment management and advisory services to a number of closed-end and open-end investment company clients. The Manager is a wholly-owned indirect subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2007, the Manager and its investment management affiliates had approximately $ billion in assets under management.

The Manager has retained its affiliate, PIMCO, as a sub-adviser to manage the Fund’s portfolio investments. See “—Sub-Adviser” below.

Sub-Adviser	PIMCO will serve as the Fund’s Sub-Adviser responsible for managing the Fund’s portfolio investments. Subject to the supervision of the Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to a number of open-end and closed-end investment companies. As of September 30, 2007, PIMCO had approximately $ billion in assets under management.

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The Manager (and not the Fund) will pay a portion of the fees it receives to PIMCO in return for PIMCO’s services.

Distributions	Commencing with the Fund’s first dividend, the Fund intends to make monthly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. The dividend rate that the Fund pays on its Common Shares may be variable and will depend on a number of factors, including the costs of borrowings by the Fund (as well as dividends payable on any preferred shares issued by the Fund) and the expenses of any other leveraging transactions. As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding preferred shares). Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. To permit the Fund to maintain more stable distributions, the Fund’s distribution rates will be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any particular month may be more or less than the amount of cash available to the Fund for distribution for that monthly period. In certain circumstances, the Fund may choose to sell portfolio securities to fund distributions.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. To the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable laws, absent an exemption, a notice will accompany each monthly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.) The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carry-forwards). For example, the Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of shares. See “Tax Matters.”

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains eligible for favorable income tax rates.

Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.”

Although it does not currently intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

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Listing	The Fund has applied for listing of the Common Shares on the New York Stock Exchange, subject to notice of issuance, under the trading or “ticker” symbol “ .” See “Description of Shares—Common Shares.”

Custodian and Transfer Agent	will serve as custodian of the Fund’s assets and will also provide certain fund accounting, sub-administrative and compliance services to the Manager on behalf of the Fund. PFPC Inc. will serve as the Fund’s transfer agent and dividend disbursement agent. See “Custodian and Transfer Agent.”

Market Price of Shares	Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of offering expenses paid or reimbursed by the Fund. See “Use of Proceeds.” In addition to net asset value, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by Fund expenses, including the costs of the Fund’s borrowings and other leverage, levels of interest payments by the Fund’s portfolio holdings, regulation affecting the timing and character of Fund distributions, and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. See “Borrowings and Leverage,” “Risks,” “Description of Shares,” and “Repurchase of Common Shares; Conversion to Open-End Fund” in this prospectus, and the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund.” The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk Considerations	THE FOLLOWING DESCRIBES VARIOUS PRINCIPAL RISKS OF INVESTING IN THE FUND. A MORE DETAILED DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN THE FUND ARE DESCRIBED UNDER “RISKS” IN THIS PROSPECTUS AND UNDER “INVESTMENT OBJECTIVE AND POLICIES” IN THE FUND’S STATEMENT OF ADDITIONAL INFORMATION.

No Prior History. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Market Discount Risk. As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. Net asset value will be reduced immediately following the initial offering by a sales load and organizational and offering expenses paid or reimbursed by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Common Shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.

Issuer Risk. The value of securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Issuer Non-Diversification Risk. The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of

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a single issuer than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of the issuers in which the Fund invests may also present substantial credit or other risks. The Fund will be subject to similar risks to the extent that it enters into derivative transactions with a limited number of counterparties.

Credit Risk/High Yield Risk. Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. The Fund may invest without limit debt securities that are, at the time of purchase, rated below investment grade (i.e., rated below Baa by Moody’s or below BBB by either S&P or Fitch) or unrated but judged by PIMCO to be of comparable quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. Securities in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. See “The Fund’s Investment Objective and Strategies—Portfolio Contents and Other Information—High Yield Securities (“Junk Bonds”)” for additional information.

Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund will normally have an intermediate portfolio duration (i.e., a two- to eight-year time frame), the Common Share net asset value and market price per share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting debt securities, rising interest rates may also have an adverse impact on the value of any equity securities held by the Fund. Because market interest rates are currently relatively low, there is a greater risk that the Fund’s portfolio will decline in value as market interest rates rise. The Fund’s use of leverage, as described below, will tend to increase Common Share interest rate risk. The Fund may utilize certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Reinvestment Risk. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative affect the market price, net asset value or overall return of the Common Shares.

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Foreign (Non-U.S.) Investment Risk. The Fund will ordinarily invest a substantial portion of its assets in securities of non-U.S. issuers and securities traded principally outside of the U.S. The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe or Asia), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated.

Emerging Markets Risk. The Fund may invest without limit in issuers economically tied to “emerging” market countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Foreign Currency Risk. The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, it is expected that a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from many foreign debt obligations will be paid in foreign currencies. The Fund may also invest in or gain exposure to foreign currencies themselves for investment or hedging purposes. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if utilized), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These fluctuations may have a significant adverse impact of the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. As noted above, the Fund may (but is not required to) attempt to hedge some of its exposure to foreign currencies in order to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

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Mortgage-Related and Other Asset-Backed Securities Risk. The Fund intends to invest a substantial portion of its assets in a variety of mortgage-related securities issued by government agencies or other governmental entities or by private originators or issuers. These may include, without limitation, mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may also invest in other types of asset-backed securities, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. Please see “The Fund’s Investment Objective and Strategies – Portfolio Contents and Other Information – Mortgage-Related and Other Asset-Backed Securities” in this prospectus and “The Fund’s Investment Objective and Strategies – Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information for a description of the various mortgage-related and other asset-backed securities in which the Fund may invest and related risks.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associates with other types of debt instruments. For instance, these securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. This is know as extension risk. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. For instance, the Fund may invest in SMBS where one class receives all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these investments. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. For instance, certain CDOs in which the Fund may invest are backed by pools of high-risk, below investment grade debt securities and may involve substantial credit and other risks.

Further, due to their often complicated structures, various mortgage-related and particularly asset-baked securities may be difficult to value and may constitute illiquid investments.

Government-Entity Risk. As noted, the Fund may invest in mortgage-related and other debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities and government-sponsored enterprises. Certain of these entities (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. government. However, other government-sponsored entities (such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks) are not backed by the full faith and credit of the U.S. government and are supported only by the discretionary authority of the U.S. government to purchase the entity’s obligations. Therefore, the obligations issued by these entities are subject to increased credit risk. Further, uncertainties regarding the accounting policies of certain government entities, including The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and possible changes in regulatory oversight and accounting policies of these entities may adversely affect the credit quality, availability or investment character of the

9

securities issued by these entities. To the extent that legislation or federal regulators that regulate certain government entities impose additional requirements or restrictions with respect to the ability of such institutions to issue securities, particularly in connection with highly leveraged transactions, the availability of government entity securities for investment may be adversely affected. Further, such legislation or regulation could depress the market value of such securities.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

The Fund may also invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Risks—Derivatives Risks.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Preferred Securities Risk. In addition to equity securities risk (see “Risks—Equity Securities and Related Market Risk”) and credit risk (see “Risks—Credit Risk/High Yield Risk”), investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. PIMCO and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

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Leverage Risk. The Fund’s use of leverage through reverse repurchase agreements, dollar rolls and other borrowings, as well as through any future issuance of preferred shares, creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. There is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The net proceeds the Fund obtains from its use of reverse repurchase agreements, dollar rolls or other borrowings (as well as from any future issuance of preferred shares) will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. It is anticipated that interest expense payable by the Fund with respect to its borrowings (or dividends payable with respect to any outstanding preferred shares) will be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest rates and other costs of the Fund’s borrowings or other forms of leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the borrowings or other leverage. If so, the excess will be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of borrowings or other forms of leverage (including the dividend rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for Common Shareholders, including:

• the likelihood of greater volatility of net asset value and market price of Common Shares than a comparable portfolio without leverage;

•   the possibility either that Common Share dividends will fall if the interest and other costs of borrowings or other forms of leverage rise, or that dividends paid on Common Share will fluctuate because such costs vary over time; and

•   the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged and may result in a greater decline the market value of the Common Shares.

In addition, the counterparties to the Fund’s borrowings transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

The use by the Fund of reverse repurchase agreements and dollar rolls to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement or dollar roll may decline below the repurchase price and the securities may not be returned to the Fund. See “The Fund’s Investment Objective and Policies – Portfolio Contents and Other Information – Reverse Repurchase Agreements and Dollar Rolls.”

The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, credit default swap contracts and other derivative transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. These transactions may represent a form of economic

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leverage and give rise to associated risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Leverage and Borrowings.” In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

Because the fees received by the Manager and PIMCO are based on the total managed assets of the Fund (including assets attributable to any borrowings and preferred shares that may be outstanding), the Manager and PIMCO have a financial incentive for the Fund to use borrowings or issue preferred shares, which may create a conflict of interest between the Manager and PIMCO, on the one hand, and the Common Shareholders, on the other hand.

Focused Investment Risk. Although the Fund has a policy not to concentrate investments in any particular industry, it may (consistent with that policy) invest up to 25% of its assets in any particular industry. To the extent that the Fund focuses its investments in a particular industry, the net asset value of the Fund will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may have greater risk to the extent that it invests a substantial portion of its assets in companies in related industries or sectors, such as technology or financial and business services, which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of events and factors described above. The Fund will also be subject to focused investment risks to the extent that it invests a substantial portion of its assets in a small number of issuers or in a particular country or geographic region. See “Issuer Non-Diversification Risk” and “Foreign (Non-U.S.) Investment Risk.”

Derivatives Risk. The Fund may utilize a variety of derivative instruments for investment or risk management purposes. The Fund may use derivatives to gain exposure to securities markets in which it may invest (e.g., pending investment of the proceeds of this offering in individual securities). The Fund may also use derivatives to add leverage to its portfolio. Such derivatives instruments include, but are not limited to, options contracts (including options on futures contracts), futures contracts, swap agreements (including credit default swaps) and short sales. The Fund may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investment in credit-linked trust certificates or other securities issued by special purpose or structured vehicles. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, issuer risk, credit risk, interest rate risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

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Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Equity Securities and Related Market Risk. The Fund may hold common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. See “Issuer Risk.” The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Smaller Company Risk. The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Confidential Information Access Risk. In managing the fund, PIMCO normally will seek to avoid the receipt by portfolio managers and analysts of material, non-public information (“Confidential Information”) about the issuers of senior bank loans (“Senior Loans”) and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s Senior Loans. In circumstances when PIMCO’s portfolio managers and analysts do not receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other Senior Loan investors, including with respect to the price the Fund pays or receives when it buys or sells a Senior Loan. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to Senior Loans, PIMCO’s ability to assess the desirability of such consents, waivers and amendments may be compromised.

Other Investment Companies Risk. The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and

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permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Risks—Leverage Risk.”

Rule 144A Securities Risk. Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Liquidity Risk. The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively impact the price the Fund would receive upon disposition of such securities. High yield securities tend to be less liquid than higher-rated securities.

Market Disruption and Geopolitical Risk. The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Certain Affiliations	Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager and/or PIMCO due to their possible affiliations with Allianz SE, the ultimate parent of the Manager and PIMCO. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken

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in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions	The Fund’s Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

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SUMMARY OF FUND EXPENSES

The following table and the expenses shown assume the use of leverage in the form of reverse repurchase agreements, dollar rolls and/or other borrowings in an amount equal to [    ]% of the Fund’s total managed assets (after such borrowings are utilized), and show Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares, but assumes that no such borrowings or other leverage is/are utilized.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	4.50%
Offering Costs Borne by the Fund (as a percentage of offering price)	0.20	%(1)
Dividend Reinvestment Plan Fees	None	(2)

Percentage of Net Assets Attributable to Common Shares (assuming borrowings are utilized)(4)
Annual Expenses
Management Fees		%
Interest Payments on Borrowed Funds		%(3)
Other Expenses		%
Total Annual Expenses		%(1)

(1)	The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the reimbursement of Underwriter expenses of $0.005 per share) exceed $0.05 per share (0.20% of the offering price). The Manager has agreed to pay all of the Fund’s organizational expenses. Assuming that the Fund issues Common Shares in the offering at a total public offering price of $ , the total offering costs are estimated to be $ (or $0.05 per share), all of which would be paid or reimbursed by the Fund from the proceeds of the offering. These figures represent estimates as the actual size of the offering and related expenses are not known as of the date of this prospectus, and the actual offering expenses to be paid or reimbursed by the Fund (or by the Manager if the expense cap is exceeded) may vary substantially from these estimates. The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table above or in footnote (4) below. However, these expenses will be borne by Common Shareholders and result in a reduction of the net asset value of the Common Shares.
(2)	You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”
(3)	Assumes the use of leverage in the form of reverse repurchase agreements, dollar rolls and other borrowings representing [ ]% of the Fund’s total managed assets (including amount borrowed) at an annual interest rate cost to the Fund of [ ]%, which is based on the Fund’s assessment of current market conditions.
(4)	The table presented in this footnote estimates what the Fund’s annual expenses would be, stated as percentages of the Fund’s net assets attributable to Common Shares, but, unlike the table above, assumes that the Fund does not utilize reverse repurchase agreements, dollar rolls or other forms of borrowings or other leverage. This will be the case, for instance, prior to the Fund’s expected use of borrowings. In accordance with these assumptions, the Fund’s expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares (assuming no borrowings are utilized)
Annual Expenses
Management Fees		%
Other Expenses		%
Total Annual Expenses		%(1)

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The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately              million Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See “Management of the Fund” and “Dividend Reinvestment Plan.”

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of this offering of approximately $            ) that you would pay on a $1,000 investment in Common Shares, assuming the sales load and the offering expenses listed in the parenthetical above, and (a) total annual expenses of     % of net assets attributable to Common Shares in years 1 through 10 (assuming borrowings are utilized in an amount equal to [    ]% of the Fund’s total assets), and (b) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

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THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”). The Fund was organized as a Massachusetts business trust on September 12, 2007, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (800) 331-1710.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $             (or $             if the Underwriters exercise the overallotment option in full) after payment or reimbursement of the estimated offering costs. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive at reimbursement of Underwriter expenses of $0.005 per share) exceed $0.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in investments that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities, credit-linked trust certificates, and/or index futures contracts or similar derivative instruments designed to give the Fund exposure to the securities and markets in which it intends to invest while PIMCO selects specific investments.

THE FUND’S INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation. The Fund cannot assure you that it will achieve its investment objective.

The Fund attempts to achieve this objective by investing in a global, diversified portfolio of corporate debt, government and sovereign debt, mortgage-backed and other asset-backed securities, convertible securities and other income-producing securities of U.S. and foreign issuers, including emerging market issuers, as described in more detail under “—Portfolio Contents” below.

Allianz Global Investors Fund Management LLC (the “Manager”) serves as the investment manager of the Fund and retains its affiliate, Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”), to serve as sub-adviser and manage the Fund’s portfolio. See “Management of the Fund— Sub-Adviser” below. The portfolio management strategies and techniques to utilized by PIMCO are described below.

Dynamic Allocation Strategy

On behalf of the Fund, PIMCO employs an active approach to sector rotation among global credit markets based on its assessment of global relative value and credit trends. With PIMCO’s global macroeconomic analysis as the basis for top-down investment decisions, including geographic and credit sector emphasis, the Fund has the flexibility to allocate its assets among a broad spectrum of corporate, government and sovereign, mortgage/asset-backed, convertible and other income-producing securities of U.S. and foreign (including emerging market) issuers. The relative value assessment within credit sectors will draw on PIMCO’s regional and sector specialist expertise. PIMCO will employ a disciplined credit approach which is driven by fundamental, independent research, with a focus on identifying credits with solid and/or improving fundamentals.

Portfolio Management Strategies

In selecting investments for the Fund, PIMCO utilizes strategies which focus on credit quality analysis, broad diversification among countries/regions, industries and sectors, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research, driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure, as well as its outlook for particular countries/regions, industries, sectors, and the

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U.S. and global economies and bond markets generally. The Fund also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, PIMCO’s forecast for interest rates and other economic factors.

Credit Quality. The Fund may invest without limit in debt securities that are, at the time of purchase, rated below investment grade or unrated but judged by PIMCO to be of comparable quality. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt securities in the lowest investment grade category also may be considered to posses some speculative characteristics. The Fund may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.

The Fund may, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.

Independent Credit Analysis. PIMCO relies heavily on its own analysis of the credit quality and risks associated with individual debt obligations considered for the Fund, rather than relying exclusively on rating agencies or third-party research. PIMCO has a devoted team of professionals that conducts fundamental credit research and analysis of individual issuers, industries and sectors and uses proprietary analytical tools (such as computer databases and Web-based applications) to assess and monitor credit risk. The individuals managing the Fund utilize this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and emerging market issuers.

Duration Management. The average portfolio duration of the Fund will normally be within an intermediate range (i.e., a two- to eight-year time frame) based on PIMCO’s forecast for interest rates, although it may be shorter or longer at any time or from time to time depending on market conditions. PIMCO believes that maintaining duration within this intermediate range offers the opportunity for above-average returns while limiting exposure to interest rate volatility and related risk. The Fund may utilize certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates were to rise 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates were to fall 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates.

Portfolio Contents and Other Information

The Fund will normally invest in a global portfolio of debt obligations and other income-producing securities of varying maturities. The Fund may invest without limit in securities of U.S. issuers and without limit in securities of non-U.S./foreign issuers, including issuers economically tied to “emerging” market countries. The Fund may also invest without limit in securities denominated in currencies other than the U.S. dollar.

The Fund’s portfolio of income-producing securities may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and non-U.S. corporate and other issuers, including convertible securities and commercial paper; mortgage-backed and other types of asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of non-U.S. governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds; structured notes and other hybrid instruments; catastrophe bonds

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and other event-linked bonds; credit-linked trust certificates; preferred securities; delayed funding loans and revolving credit facilities; bank loans and loan participations and assignments; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable.

The Fund may utilize various derivative strategies involving the purchase or sale of credit default swaps and other swap agreements, call and put options, futures and forward contracts, short sales and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, interest rate, currency and other risks in the portfolio.

The Fund may also hold common stocks and other equity securities from time to time which it has received through the conversion of a convertible security held by the Fund. The Fund may invest in securities that have not been registered for public sale, including securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act and other securities issued in private placements. The Fund may also invest in securities of other investment companies, including exchange-traded funds (ETFs). The Fund may invest in securities of companies with small market capitalizations.

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

The Fund will not concentrate its investments in a particular “industry” by investing more than 25% of its total assets in that industry. See “How the Fund Manages Risk—Investment Limitations.” The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities if they are not themselves an industry).

The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” shares of the Fund. A “majority of the outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Upon the Manager’s or PIMCO’s recommendation, for temporary defensive purposes and in order to keep its cash fully invested, including during the period in which the net proceeds of this offering are being invested, the Fund may deviate from its principal strategies by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Investment Objective and Policies” in the Statement of Additional Information.

High Yield Securities (“Junk Bonds”)

As noted above, the Fund may invest without limit in debt securities that are rated below investment grade (below Baa by Moody’s or below BBB by either S&P or Fitch) or unrated but judged by PIMCO to be of comparable quality. These securities are commonly referred to as “high yield” securities or “junk bonds.” Investing in high yield securities involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics.

The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to economic conditions. Certain “emerging market” governments that issue high yield securities are among the largest debtors to commercial banks, foreign governments and supra-national organizations such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

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Credit Ratings and Unrated Securities. Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to debt obligations by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. As described above under “—Portfolio Management Strategies—Independent Credit Analysis,” PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. The Fund’s success in achieving its investment objective may depend more heavily on PIMCO’s credit analysis to the extent that the Fund invests in below investment grade quality and unrated securities.

Foreign (Non-U.S.) Investments

The Fund intends to invest a substantial portion of it assets in debt obligations of corporate and other foreign issuers including, without limit, in issuers economically tied to “emerging” market countries. The Fund may invest without limit in sovereign debt issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. Investing in foreign and emerging market securities involves special risks and considerations not typically associated with investing in U.S. securities. See “Risks—Foreign (Non-U.S.) Investment Risk” and “Risks-Emerging Markets Risk.”

The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

The foreign securities in which the Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

Emerging Market Securities

The Fund may invest without limit in securities of issuers economically tied to “emerging” market countries. A security is considered to be “economically tied” to an emerging market country if the issuer or guarantor of the security is organized under the laws of the country or if the currency of settlement of the security is a currency of the emerging market country. PIMCO has broad discretion to identify countries that it considers to qualify as emerging securities markets. In making investments in emerging market securities, a Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia,

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Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in securities of foreign, developed countries. See “Risks – Emerging Markets Risk.”

Foreign Currencies and Related Transactions

The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, it is expected that a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from many foreign debt obligations will be paid in foreign currencies. The Fund also may invest in or gain exposure to foreign currencies themselves for investment or hedging purposes. The Fund’s investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. See “Risks – Foreign Currency Risk.” As noted above, the Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivative strategies. For instance, the Fund may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although PIMCO has the flexibility to engage in such transactions for the Fund, it may determine not to do so or to do so only in unusual circumstances or market conditions. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

The Fund may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by PIMCO.

Please see “Investment Objective and Policies—Foreign (Non-U.S.) Securities,” “Investment Objective and Policies—Foreign Currency Transactions” and “Investment Objective and Policies—Foreign Currency Exchange-Related Securities” in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

Mortgage-Related and Other Asset-Backed Securities

The may invest without limit in mortgage- related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. One type

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of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities.

The Fund may also invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates (“EETCs”). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than bonds. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The Funds may invest in other types of asset-backed securities that have been or will be offered to investors.

Please see “Investment Objective and Policies—Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information and “Risks—Mortgage-Related Risk” in this prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

Corporate Bonds

The Fund expects to invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. Some U.S. Government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increase credit risks. While some U.S. Government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government securities are subject to the same interest rate and credit risks as other debt securities. The U.S. Government does not guarantee the net asset value or market value of the Fund’s Common Shares.

Bank Obligations

The Fund may invest in certain bank obligations, including certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank

23

for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Loan Participations and Assignments

The Fund may invest in fixed- and floating-rate loans issued by banks and other corporations, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower. Given the current structure of the markets for loan participations and assignments, the Fund expects to treat these securities as illiquid.

Municipal Bonds

The Fund may invest in municipal bonds, which are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Funds may invest include municipal lease obligations. The Funds may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Funds may also invest in securities issued by entities whose underlying assets are municipal bonds.

The Funds may invest, without limitation, in residual interest bonds (sometimes referred to as inverse floaters) (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the RIB holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. In a transaction in which a Fund purchases a RIB from a trust, and the underlying municipal bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Fund where the Fund did not previously own the underlying municipal bond.

Preferred Securities

Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred stocks usually do not have voting rights. Preferred stocks in some instances are convertible into common stock. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Although they are equity securities, preferred securities have certain characteristics of both debt securities and common stock. They are like debt securities in that their stated income is generally contractually fixed. They are like common stocks in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

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In order to be payable, dividends on preferred securities must be declared by the issuer’s board of directors. In addition, distributions on preferred securities may be subject to deferral and thus may not be automatically payable. Income payments on some preferred securities are cumulative, causing dividends and distributions to accrue even if they are not declared by the board of directors of the issuer or otherwise made payable. Other preferred securities are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred securities have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged. Many of the preferred securities in which the Fund invests will not pay tax-advantaged dividends. Because the claim on an issuer’s earnings represented by preferred securities may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection in which the security is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Convertible Securities and Synthetic Convertible Securities

The Fund may invest in convertible securities, which are debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. PIMCO will generally evaluate these instruments based primarily on their debt characteristics. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

Synthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

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Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Instruments

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose a Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Derivatives

The Fund may, but is not required to, use a variety of derivative instruments for both investment and risk management purposes. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts and swap agreements. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Risks—Derivatives Risk.” Certain types of derivative instruments that the Fund may utilize with some frequency are described elsewhere in this section, including those described under “—Certain Interest Rate Transactions,” “—Structured Notes and Related Instruments” and “—Credit Default Swaps.” Please see “Investment Objective and Policies—Derivative Instruments” in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rising interest rates, the Fund will participate in any decline in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities.

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Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

Certain Interest Rate Transactions

In order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Preferred Shares. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require the Fund to pay a premium to the cap counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. The Fund may choose or be required to redeem some or all of the Preferred Shares. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. Any termination of a cap could result in a termination payment to the Fund.

Credit Default Swaps

The Fund may enter into credit default swap contracts for both investment and risk management purposes. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Structured Notes and Related Instruments

The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

PIMCO may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund’s portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Although structured instruments are not necessarily illiquid, the Manager believes that currently most structured

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instruments are illiquid. Like other sophisticated strategies, the Fund’s use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by PIMCO, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if PIMCO uses structured instruments to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).

Credit-Linked Trust Certificates

The Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market. Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” below, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Risks —Liquidity Risk.” If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Trustees or persons acting at their direction. See “Net Asset Value.”

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies, including exchange traded funds (ETFs), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares) or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Manager, PIMCO or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the net asset value and/or market value of the investment company’s shares will be more volatile than unleveraged investments. See “Risks—Leverage Risk.”

Common Stocks and Other Equity Securities

The Fund may from time to time invest in or hold common stocks and other equity securities, including upon conversion of a convertible securities held by the Fund. Also, in connection with the restructuring of a debt instrument held by the Fund, either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities in exchange for all or a portion of a debt instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold these equity securities in its portfolio.

Although common stocks and other equity securities have historically generated higher average returns than debt securities over the long term, they also have experienced significantly more volatility in those returns and in certain years have

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significantly underperformed relative to debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets and a drop in those markets may depress the prices of the equity securities held by the Fund. The prices of equity securities fluctuate for many different reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Reverse Repurchase Agreements and Dollar Rolls

As discussed below under “Borrowings and Leverage,” as soon as is reasonably practicable following the completion of the initial public offering of the Common Shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing borrowing transactions, principally in the form of reverse repurchase agreements and dollar rolls.

Under a reverse repurchase agreement, the Fund would sell securities to a bank or broker dealer and agree to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities. In this regard, these transactions will represent a form of borrowing by the Fund and result in related leverage. See “Borrowing and Leverage.”

In addition to the risks associated with leverage (see “Risks – Leverage Risk”), the Fund’s use of reverse repurchase agreements and dollar rolls are subject to the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

When Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Short Sales

A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment or hedging and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund’s custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called “naked” short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost; in which case, the Fund’s losses theoretically could be unlimited.

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Please see “Investment Objective and Policies” in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

BORROWINGS AND LEVERAGE

As soon as reasonably practicable following the completion of the initial public offering of the Common Shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing borrowing transactions, principally in the form of reverse repurchase agreements and dollar rolls, such that the leverage obtained represents approximately [    ]% the Fund’s total managed assets (including the amounts obtained through such borrowings). The Fund may also obtain leverage through other forms of borrowings, such as bank loans or commercial paper or other credit facilities. Although it has no current intention to do so, the Fund may also determine to issue preferred shares to add leverage to its portfolio. The Fund intends to utilize borrowings and related leverage opportunistically and may choose to increase or decrease it use of leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund will, however, limit its use of leverage such that the proceeds from borrowings used by the Fund, together with any future issuance of preferred shares, will not exceed [33  1/3]% of the Fund’s total managed assets at the time of the borrowing or issuance of preferred shares.

There is no assurance that the Fund will utilize borrowings or issue preferred shares or that, if used, the Fund’s leveraging strategies will be successful. See “Risks—Leverage Risk.” The net proceeds the Fund obtains from its use of reverse repurchase agreements, dollar rolls or other borrowings (as well as from any future issuance of preferred shares) will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs of the Fund’s borrowings or other forms of leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the borrowings or other leverage. If so, the excess will be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged through borrowings.

Leveraging is, however, a speculative technique and there are special risks and costs involved. The Fund cannot assure you that any use of borrowings or other forms of leverage (such as a future issuance of preferred shares) will result in a higher yield on your Common Shares. Once borrowings and/or other forms of leverage are used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. Thus, if there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. See “Risks—Leverage Risk.” In addition, fees and expenses of any borrowings (or a future issuance of preferred shares) paid by the Fund are borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will result in a reduction of the net asset value of the Common Shares. Further, because the fees received by the Manager and PIMCO are based on the total managed assets of the Fund (including assets attributable to any borrowings and preferred shares that may be outstanding), the Manager and PIMCO have a financial incentive for the Fund use borrowings or issue preferred shares, which may create a conflict of interest between the Manager and PIMCO, on the one hand, and the Common Shareholders, on the other hand.

Effects of Leverage

Assuming the Fund engages in borrowings transactions representing [    ]% the Fund’s total managed assets (including the amounts obtained through such borrowings), and at an annual interest rate of [    ]% payable by the Fund on such borrowings (based on market interest rates as of the date of this prospectus), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of the borrowings would be [    ]%. Of course, the figures are merely estimates, used for illustration purposes only. Actual interest expenses associated with borrowings made by the Fund may vary frequently and may be significantly higher or lower that the rate used for the example above.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effects of leverage on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes that the Fund engages in borrowings representing [    ]% the Fund’s total managed assets (including the amounts obtained through such borrowings), a [    ]% yield on the Fund’s investment portfolio, net of expenses, and a projected annual rate of interest expense on the Fund’s borrowings of [    ]%.

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Assumed Portfolio Total Return	(10.00)%		(5.00)%		0.00%		5.00%	10.00%
Common Share Total Return	(	)%	(	)%	(	)%	%	%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on Fund borrowings and dividend payments on any preferred shares issued by the Fund) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which will be determined by market forces and other factors.

Any benefits of leverage used by the Fund cannot be fully achieved until the proceeds resulting from the use of leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and policies. The Fund’s willingness to use borrowings and/or other forms of leverage, and the extent to which leverage is used at any time, will depend on many factors, including PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Possible Future Issuance of Preferred Shares

As noted above, although the Fund has no present intention to do so, the Fund may determine in the future to issue preferred shares to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Common Shares. Under the 1940 Act, the Fund would not be permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total net assets was at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (as defined in the 1940 Act) (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement. If any preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem such preferred shares from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund were to have preferred shares outstanding, two of the Fund’s Trustees would be elected by the holders of the preferred shares, voting separately as a class. The remaining Trustees of the Fund would be elected by holders of Common Shares and the preferred shares voting together as a single class. In the event the Fund were to fail to pay dividends on any preferred shares it issues for a period of two years, the Fund’s preferred shareholders would be entitled to elect a majority of the Trustees of the Fund. The Fund might also be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

Other Forms of Leverage

The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, credit default swap contracts and other derivative transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions.

The Fund may (but is not required to) cover its commitments under these instruments by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. To the extent these instruments are so covered, (1) they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage (other than preferred shares) used by the Fund (see below) and (2) investments in these instruments will not be considered leverage for purposes of the Fund’s policy on the amount of leverage it may incur or considered “borrowings” for purposes of determining the Fund’s total managed assets. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks, including leverage risks described above with respect to the use of borrowings. See “Risks – Leverage Risk.” The use of these forms of additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used.

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Under the 1940 Act, the Fund generally is not permitted to engage in most forms of leverage other than preferred shares (including through the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swap contracts and other derivative transactions, loans of portfolio securities and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to indebtedness prescribed by the 1940 Act, i.e., the value of the Fund’s total assets less liabilities (other than the leverage and other senior securities) is at least 300% of the principal amount of such leverage. In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, such asset coverage test is satisfied. To the extent that the Fund engages in borrowings, it intends, to the extent possible, to prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RISKS

The net asset value of the Common Shares will fluctuate with and be affected by, among other things, market discount risk, issuer risk, issuer non-diversification risk, credit risk/high-yield risk, interest rate risk, reinvestment risk, foreign (non-U.S.) investment risk, emerging markets risk, foreign currency risk, mortgage-related and other asset-backed securities risk, government entity risk, convertible securities risk, preferred securities risk, management risk, leverage risk, focused investment risk, derivatives risk, counterparty risk, equity securities and related market risk, smaller company risk, confidential information access risk, other investment companies risk, Rule 144A securities risk, inflation/deflation risk, liquidity risk, market disruption and geopolitical risk and risks associated with the affiliations of the Fund, the Manager and/or PIMCO. An investment in Common Shares will also be subject to the risk associated with the fact that the Fund is newly organized. These and other risks are summarized below.

No Prior History

The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Market Discount Risk

As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. Net asset value will be reduced immediately following the initial offering by a sales load and organizational and offering expenses paid or reimbursed by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Common Shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.

Issuer Risk

The value of securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Issuer Non-Diversification Risk

The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of the issuers in which the Fund invests may also present substantial credit or other risks. The Fund will be subject to similar risks to the extent that it enters into derivative transactions with a limited number of counterparties.

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Credit Risk/High Yield Risk

Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. The Fund may invest without limit debt securities that are, at the time of purchase, rated below investment grade (i.e., rated below Baa by Moody’s or below BBB by either S&P or Fitch) or unrated but judged by PIMCO to be of comparable quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. Securities in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. See “The Fund’s Investment Objective and Strategies—Portfolio Contents and Other Information—High Yield Securities (“Junk Bonds”)” for additional information.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund will normally have an intermediate average portfolio duration (i.e., a two- to eight-year time frame), the Common Share net asset value and market price per share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting debt securities, rising interest rates may also have an adverse impact on the value of any equity securities held by the Fund. Because market interest rates are currently relatively low, there is a greater risk that the Fund’s portfolio will decline in value as market interest rates rise. The Fund’s use of leverage, as described below, will tend to increase Common Share interest rate risk. The Fund may utilize certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative affect the market price, net asset value or overall return of the Common Shares.

Foreign (Non-U.S.) Investment Risk

The Fund will ordinarily invest a substantial portion of its assets in securities of non-U.S. issuers and securities traded principally outside of the U.S. The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe or Asia), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated.

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Emerging Markets Risk

The Fund may invest without limit in issuers economically tied to “emerging” market countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Foreign Currency Risk

The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund to Common Shareholders are paid in U.S. dollars. However, it is expected that a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from many foreign debt obligations will be paid in foreign currencies. The Fund may also invest in or gain exposure to foreign currencies themselves for investment or hedging purposes. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if utilized), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These fluctuations may have a significant adverse impact of the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. As noted above, the Fund may (but is not required to) attempt to hedge some of its exposure to foreign currencies in order to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

Mortgage-Related and Other Asset-Backed Securities Risk

The Fund intends to invest a substantial portion of its assets in a variety of mortgage-related securities issued by government agencies or other governmental entities or by private originators or issuers. These may include, without limitation, mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund may also invest in other types of asset-backed securities, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. Please see “The Fund’s Investment Objective and Strategies – Portfolio Contents and Other Information – Mortgage-Related and Other Asset-Backed Securities” in this prospectus and “The Fund’s Investment Objective and Strategies – Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information for a description of the various mortgage-related and other asset-backed securities in which the Fund may invest and related risks.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associates with other types of debt instruments. For instance, these securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. This is know as extension risk. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. For instance, the Fund may invest in SMBS where one class receives all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these investments. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. For instance, certain CDOs in which the Fund may invest are backed by pools of high-risk, below investment grade debt securities and may involve substantial credit and other risks.

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Further, due to their often complicated structures, various mortgage-related and particularly asset-baked securities may be difficult to value and may constitute illiquid investments.

Government-Entity Risk

As noted, the Fund may invest in mortgage-related and other debt securities issued or guaranteed by certain U.S. government agencies, instrumentalities and government-sponsored enterprises. Certain of these entities (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. government. However, other government-sponsored entities (such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks) are not backed by the full faith and credit of the U.S. government and are supported only by the discretionary authority of the U.S. government to purchase the entity’s obligations. Therefore, the obligations issued by these entities are subject to increased credit risk. Further, uncertainties regarding the accounting policies of certain government entities, including The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and possible changes in regulatory oversight and accounting policies of these entities may adversely affect the credit quality, availability or investment character of the securities issued by these entities. To the extent that legislation or federal regulators that regulate certain government entities impose additional requirements or restrictions with respect to the ability of such institutions to issue securities, particularly in connection with highly leveraged transactions, the availability of government entity securities for investment may be adversely affected. Further, such legislation or regulation could depress the market value of such securities.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

The Fund may also invest in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Risks—Derivatives Risks.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Preferred Securities Risk

In addition to equity securities risk (see “Risks—Equity Securities and Related Market Risk”) and credit risk (see “Risks—Credit Risk/High Yield Risk”), investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not

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be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. PIMCO and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Leverage Risk

The Fund’s use of leverage through reverse repurchase agreements, dollar rolls and other borrowings, as well as through any future issuance of preferred shares, creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. There is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The net proceeds the Fund obtains from its use of reverse repurchase agreements, dollar rolls or other borrowings (as well as from any future issuance of preferred shares) will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. It is anticipated that interest expense payable by the Fund with respect to its borrowings (or dividends payable with respect to any outstanding preferred shares) will be based on shorter-term interest rates that would be periodically reset So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest rates and other costs of the Fund’s borrowings or other forms of leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the borrowings or other leverage. If so, the excess will be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of borrowings or other forms of leverage (including the dividend rate on any outstanding preferred shares) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for Common Shareholders, including:

•	the likelihood of greater volatility of net asset value and market price of Common Shares than a comparable portfolio without leverage;

•

the possibility either that Common Share dividends will fall if the interest and other costs of borrowings or other forms of leverage rise, or that dividends paid on Common Share will fluctuate because such costs vary over time; and

•

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged and may result in a greater decline the market value of the Common Shares.

In addition, the counterparties to the Fund’s borrowings transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

The use by the Fund of reverse repurchase agreements and dollar rolls to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement or dollar roll may decline below the repurchase price and the securities may not be returned to the Fund. See “The Fund’s Investment Objective and Policies – Portfolio Contents and Other Information – Reverse Repurchase Agreements and Dollar Rolls.”

The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, credit default swap contracts and other derivative transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. These transactions may represent a form of economic leverage and give rise

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to associated risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33  1/3% of its total assets. See “Leverage and Borrowings.” In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

Because the fees received by the Manager and PIMCO are based on the total managed assets of the Fund (including assets attributable to any borrowings and preferred shares that may be outstanding), the Manager and PIMCO have a financial incentive for the Fund use borrowings or issue preferred shares, which may create a conflict of interest between the Manager and PIMCO, on the one hand, and the Common Shareholders, on the other hand.

Focused Investment Risk

Although the Fund has a policy not to concentrate investments in any particular industry, it may (consistent with that policy) invest up to 25% of its assets in any particular industry. To the extent that the Fund focuses its investments in a particular industry, the net asset value of the Fund will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may have greater risk to the extent that it invests a substantial portion of its assets in companies in related industries or sectors, such as technology or financial and business services, which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of events and factors described above. The Fund will also be subject to focused investment risks to the extent that it invests a substantial portion of its assets in a small number of issuers or in a particular country or geographic region. See “Issuer Non-Diversification Risk” and “Foreign (Non-U.S.) Investment Risk.”

Derivatives Risk

The Fund may utilize a variety of derivative instruments for investment or risk management purposes. The Fund may use derivatives to gain exposure to securities markets in which it may invest (e.g., pending investment of the proceeds of this offering in individual securities). The Fund may also use derivatives to add leverage to its portfolio. Such derivatives instruments include, but are not limited to, options contracts (including options on futures contracts), futures contracts, swap agreements (including credit default swaps) and short sales. The Fund may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investment in credit-linked trust certificates or other securities issued by special purpose or structured vehicles. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, issuer risk, credit risk, interest rate risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

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Equity Securities and Related Market Risk

The Fund may hold common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. See “Issuer Risk.” The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Smaller Company Risk

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Confidential Information Access Risk

In managing the fund, PIMCO normally will seek to avoid the receipt by portfolio managers and analysts of material, non-public information (“Confidential Information”) about the issuers of senior bank loans (“Senior Loans”) and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s Senior Loans. In circumstances when PIMCO’s portfolio managers and analysts do not receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other Senior Loan investors, including with respect to the price the Fund pays or receives when it buys or sells a Senior Loan. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to Senior Loans, PIMCO’s ability to assess the desirability of such consents, waivers and amendments may be compromised.

Other Investment Companies Risk

The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Risks—Leverage Risk.”

Rule 144A Securities Risk

Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

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Liquidity Risk

The Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively impact the price the Fund would receive upon disposition of such securities. High yield securities tend to be less liquid than higher-rated securities.

Market Disruption and Geopolitical Risk

The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager and/or PIMCO due to their possible affiliations with Allianz SE, the ultimate parent of the Manager and PIMCO. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Anti-Takeover Provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations (one of which is listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares (and if the Fund issues preferred shares, by a majority of the outstanding preferred shares, voting as a separate class). The Fund may not:

•

Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

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The Fund would be deemed to “concentrate” its investments in a particular industry if it invested more than 25% of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities if they are not themselves an industry).

If the Fund issues preferred shares, it may become subject to guidelines which are more limiting than the investment restriction set forth above and other restrictions set forth in the Statement of Additional Information in order to obtain and maintain ratings from ratings agencies relating to any such preferred shares.

Hedging and Related Strategies

The Fund may (but is not required to) use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Fund may purchase credit default swap contracts for the purpose of hedging the Fund’s exposure to certain issuers and, thereby, decreasing its exposure to credit risk, and it may invest in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio and, thereby, decreasing the Fund’s exposure to interest rate risk. See “The Fund’s Investment Objective and Strategies—Credit Default Swaps,” “The Fund’s Investment Objective and Strategies—Structured Notes and Related Instruments” and “The Fund’s Investment Objective and Strategies—Certain Interest Rate Transactions” in this prospectus. The Fund may (but is not required to) also seek to hedge some or all of its exposure to foreign currencies, including through the use of derivative strategies, to protect against future fluctuations in foreign currencies in relation to the U.S. dollar. See “The Fund’s Investment Objective and Strategies—Foreign Currencies and Related Transactions.” Other hedging strategies that the Fund may use include: financial futures contracts; short sales; other types of swap agreements or options thereon; options on financial futures; and options based on either an index or individual debt securities whose prices, PIMCO believes, correlate with the prices of the Fund’s investments. Income earned by the Fund from its foreign currency hedging activities, if any, will generally give rise to ordinary income that, to the extent not offset by losses from such activities, will be distributed to shareholders and taxable at ordinary income rates. Income earned by the Fund from its other hedging activities will be treated as capital gain and, if not offset by net realized capital losses, will be distributed to shareholders in taxable distributions. See “Tax Matters.” There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for the Fund or, if used, that the strategies will be successful. PIMCO may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, the Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more rating agencies that may issue ratings on any preferred shares issued by the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager and PIMCO. There are currently five Trustees of the Fund, one of whom is treated by the Fund as an “interested person” (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Manager

The Manager serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.

Organized in 2000, the Manager provides investment management and advisory services to a number of closed-end and open-end investment company clients. The Manager is a wholly-owned indirect subsidiary of Allianz SE, a publicly-traded German insurance and financial services company. As of                 , 2007, the Manager and its investment management affiliates had approximately $             billion in assets under management.

The Manager has retained PIMCO to manage the Fund’s investments. See “—Sub-Adviser” below. The Manager may retain affiliates to provide various administrative and other services required by the Fund.

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Sub-Adviser

PIMCO, an affiliate of the Manager, serves as the Sub-Adviser for the Fund, pursuant to a portfolio management agreement between the Manager and PIMCO. Subject to this agreement and the supervision of the Manager, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of                 , 2007, PIMCO had approximately $             billion in assets under management.

For its services pursuant to the portfolio management agreement, the Manager (and not the Fund) will pay PIMCO an annual fee payable on a monthly basis at the annual rate of [    ]% of the Fund’s average daily total managed assets.

Bill Gross, a founder of PIMCO, is a Managing Director and Chief Investment Officer of PIMCO. In his role as Chief Investment Officer, he serves as the head of the Investment Committee, which oversees setting investment policy decisions, including duration positioning, yield curve management, sector rotation, credit quality and overall portfolio composition, for all PIMCO portfolios and strategies, including the Fund.

The following individual at PIMCO has primary responsibility for the day-to-day portfolio management of the Fund:

Name	Since	Recent Professional Experience
2007 (Inception)

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Investment Management Agreement

Pursuant to an investment management agreement between the Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to [    ]% of the Fund’s average daily total managed assets, for the services and facilities it provides. “Total managed assets” means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). With respect to any reverse repurchase agreement, dollar roll or similar borrowing transactions, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency, sub-transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Manager and PIMCO are based on the total managed assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding), the Manager and NACM have a financial incentive for the Fund to utilize preferred shares or borrowings, which may create a conflict of interest between the Manager and PIMCO, on the one hand, and the holders of the Fund’s Common Shares, on the other hand.

A discussion regarding the considerations of the Fund’s Board of Trustees for approving the Fund’s Management Agreement and the portfolio management agreement between the Manager and PIMCO will be included in the Fund’s semi-annual report for the period ended [                ], 2007, which will be available on or around [                ], 2008.

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Regulatory and Litigation Matters

In June and September 2004, the Manager and certain of its affiliates (PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC (“AGID”) and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the SEC, the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Manager serves as investment adviser. Two settlements (with the SEC and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds then sub-advised by PEA. Two settlements (with the SEC and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf-space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf-space arrangements, and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, the Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf-space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland, and the revenue sharing/shelf-space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Manager and its affiliates or related injunctions.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and an investment company for which PIMCO serves as investment adviser has been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain funds managed by PIMCO—were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

The Manager and PIMCO believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated, if required, only if those developments are material.

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NET ASSET VALUE

The net asset value per share (“NAV”) of the Fund’s Common Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund’s investments will be valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Fund may use modeling tools provided by third-party vendors to determine fair values of certain non-U.S. securities.

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by the Manager or the Sub-Adviser. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.

DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to make monthly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. The dividend rate that the Fund pays on its Common Shares may be variable and will depend on a number of factors, including the costs of borrowings by the Fund (as well as dividends payable on any preferred shares issued by the Fund) and the expenses of any other leveraging transactions. As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The net investment income of the Fund consists of all income (other than net short-term and long-term

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capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding preferred shares). Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. To permit the Fund to maintain more stable distributions, the Fund’s distribution rates will be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any particular month may be more or less than the amount of cash available to the Fund for distribution for that monthly period. In certain circumstances, the Fund may choose to sell portfolio securities to fund distributions.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. To the extent required by the 1940 Act and other applicable laws, absent an exemption, a notice will accompany each monthly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.) The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carry-forwards). For example, the Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of shares. See “Tax Matters.”

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains eligible for favorable income tax rates.

Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.”

Although it does not currently intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

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DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) will be paid in cash by check mailed, in the case of direct shareholders, to the record holder by PFPC Inc., as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive shares for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027, telephone number (800) 331-1710.

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DESCRIPTION OF SHARES

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

The common shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance, under the trading or “ticker” symbol “        .” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and annual meetings are required as a condition of such listing.

Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid or reimbursed by the Fund. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the reimbursement of Underwriter expenses of $0.005 per share) exceed $0.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. The Fund’s Declaration limits the ability of the Fund to convert to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.”

Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of offering expenses paid or reimbursed by the Fund. See “Use of Proceeds.” In addition to net asset value, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by levels of dividend and interest payments by the Fund’s portfolio holdings, regulation affecting the timing and character of Fund distributions, Fund expenses and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund.”

As noted under “Borrowings and Leverage,” although it has no present intention to do so, the Fund may determine in the future to issue preferred shares to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Common Shares. Under the 1940 Act, the Fund would not be permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s total net assets was at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement. If any preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem such preferred shares from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund were to have preferred shares outstanding, two of the Fund’s Trustees would be elected by the holders of the preferred shares, voting separately as a class. The remaining Trustees of the Fund would be elected by holders of Common Shares and the preferred shares voting together as a single class. In the event the Fund were to fail to pay dividends on any preferred shares it issues for a period of two years, the Fund’s preferred shareholders would be entitled to elect a majority of the Trustees of the Fund. Please see “Description of Shares” in the Statement of Additional Information for additional information regarding the Fund’s possible issuance of preferred shares.

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ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund’s Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund’s shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, issuance or transfer by the Fund of the Fund’s shares (except as may be made pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights), a sale, transfer or other disposition of Fund assets, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See “Anti-Takeover and Other Provisions in the Declaration of Trust” in the Statement of Additional Information for a more detailed summary of these provisions.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund’s Bylaws.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which are on file with the SEC.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

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REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of factors relating to the Fund such as dividend levels and stability (which will in turn be affected by dividend and interest payments by the Fund’s portfolio holdings, regulations affecting the timing and character of Fund’s distributions, Fund expenses and other factors) portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount.

If the Fund were to convert to an open-end company, the Common Shares would no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate any such discount to net asset value.

TAX MATTERS

Federal Income Tax Matters

The following federal income tax discussion is based on the advice of                     , counsel to the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (the “Service”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and any net tax-exempt interest, and may distribute its net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses). The Fund may retain for investment its net capital gain, if any. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. To the extent that the Fund retains any net capital gain, it may be required to liquidate portfolio securities that it might otherwise have continued to hold (including when it might not be advantageous to do so) in order to generate the cash to pay the tax on the amount retained.

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The Fund’s investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

For federal income tax purposes, distributions of investment income are taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Whether distributions of capital gains are taxed as ordinary income or capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as returns of capital to the extent of the shareholder’s basis in the shares and therefore as capital gain. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were reflected in the price the shareholder paid). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals as the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% brackets—for taxable years beginning on or before December 31, 2008. The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Under current law, the backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. The Fund may be required to apply backup withholding to taxable distributions or redemption proceeds payable to a shareholder. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States, as described below.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the “2004 Act”), effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Fund [intends/does not intend] to make such designations.

The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004, and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions as well as possible estate tax consequences to foreign shareholders. Please see “Tax Matters” in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

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UNDERWRITING

                                          are acting as representatives of the Underwriters named below. Subject to the terms and conditions stated in the Fund’s underwriting agreement dated [•], 2007, each Underwriter named below has agreed to purchase, and the Fund has agreed to sell to that Underwriter, the number of Common Shares set forth opposite the Underwriter’s name.

Underwriters	Number of Common Shares

Total

The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $[•] per Common Share. The sales load the Fund will pay of $[•] per Common Share is equal to [•]% of the initial offering price. The Underwriters may allow, and dealers may reallow, a concession not to exceed $[•] per Common Share on sales to other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before [•]. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Fund has granted to the Underwriters an option, exercisable for [•] days from the date of this prospectus, to purchase up to [•] additional Common Shares at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter’s initial purchase commitment.

The Fund and the Manager have agreed that, for a period of [•] days from the date of this prospectus, they will not, without the prior written consent of                      on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares.                      in their sole discretion, may release any of the securities subject to these lock-up agreements at any time without notice.

Prior to this offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Manager and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares are expected to be authorized for listing on the New York Stock Exchange, subject to official notice of issuance, under the trading or “ticker” symbol “[•].”

The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional Common Shares.

Paid By Fund
	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

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The Fund has agreed to pay the Underwriters $[•] per Common Share as a partial reimbursement of expenses incurred in connection with the offering, which reimbursement will not exceed [•]% of the total public offering price of the Common Shares sold in this offering. The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of such $[•] reimbursement of Underwriter expenses) exceed $[•] per share. The Manager has agreed to pay all of the Fund’s organizational expenses.

The Manager (and not the Fund) has agreed to pay to                      from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $[•]. The structuring fee paid to                      will not exceed [•]% of the total public offering price of the Common Shares sold in this offering.

The Manager (and not the Fund) has agreed to pay to                     , from its own assets, additional compensation quarterly in arrears at the annual rate of             % of the Fund’s average daily total managed assets attributable to the Common Shares sold by                      in this offering, such fees to be payable during the continuance of the Investment Management Agreement between the Manager and the Fund and subject to the limitations below.                      has agreed to provide, at the request of the Manager, certain after-market shareholder support services, including services designed to maintain the visibility of the Fund on an ongoing basis, and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry and asset management industry. The total amount of these additional compensation payments paid to                      will not exceed                     % of the total public offering price of the Common Shares sold in this offering.

The sum of all compensation to the Underwriters in connection with this public offering of Common Shares, including the sales load, the structuring fee, the additional compensation payments and the amounts paid by the Fund to reimburse the Underwriters and certain other expenses will not exceed [•]% of the total public offering price of the Common Shares sold in this offering.

In connection with the requirements for listing the Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the New York Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering certain Underwriters may purchase and sell Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters also may impose a penalty bid. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when                      repurchases Common Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and

51

advisory services for the Manager, PIMCO and their affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Manager, PIMCO and their affiliates in the ordinary course of business.

A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. The representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund and the Manager have each agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

Prior to the public offering of Common Shares, an affiliate of the Manager will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of                      is [•].

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is                                         . The custodian performs custodial and fund accounting services as well as sub-administrative and compliance services on behalf of the Fund.

PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027, serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ropes & Gray LLP, Boston, Massachusetts, and for the Underwriters by                     ,                     ,                     .                      may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray LLP.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund’s investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities particular rating category will vary. The following terms are generally used to described the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated deemed comparable by PIMCO.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa by Moody’s or BBB by S&P and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Long-Term Ratings: Bonds and Preferred Stock

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as uppermedium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.

Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

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C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Short-Term Municipal Bond Ratings

There are three rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

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Standard & Poor’s Ratings Services

Corporate and Municipal Bond Ratings

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated B are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

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Fitch, Inc.

A brief description of the applicable Fitch ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

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B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

“+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category, to categories below “CCC,” or to short-term ratings other than “F1.”

“NR” indicates that Fitch does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

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Until         , 2007 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

Shares

PIMCO Income Opportunity Fund

Common Shares

PROSPECTUS

            , 2007

[Underwriters]

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION – DATED                 , 2007

PIMCO INCOME OPPORTUNITY FUND

STATEMENT OF ADDITIONAL INFORMATION

                        , 2007

PIMCO Income Opportunity Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated             , 2007 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (877) 819-2224. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission (“SEC”). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

THE FUND

The Fund was formed on September 12, 2007 as a Massachusetts business trust.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $[•] (or $[•] if the underwriters exercise the overallotment option in full) after payment or reimbursement of the estimated offering costs. Allianz Global Investors Fund Management LLC (the “Manager”) The Manager has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive at reimbursement of Underwriter expenses of $0.005 per share) exceed $0.05 per share. The Manager has agreed to pay all of the Fund’s organizational expenses. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in investments that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high grade, short-term securities, credit-linked trust certificates, and/or index futures contracts or similar derivative instruments designed to give the Fund exposure to the securities and markets in which it intends to invest while the Sub-Adviser (as defined below) selects specific investments.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective and general investment policies of the Fund are described in the Prospectus. The Manager retains its affiliate, Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”), to serve as Sub-Adviser and manage the Fund’s portfolio. Additional information concerning the characteristics of certain of the Fund’s investments is set forth below.

High Yield Securities (“Junk Bonds”)

As described under “The Fund’s Investment Objective and Strategies” in the Prospectus, the Fund has the flexibility to invest without limit in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by either Standard and Poor’s (“S&P”) or Fitch, Inc. (“Fitch”)), or unrated but judged by PIMCO to be of comparable quality. These securities are commonly referred to as “high yield” securities or “junk bonds.”

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on PIMCO’s research and analysis when investing in high yield securities. PIMCO seeks to minimize the risks of investing through in-depth credit analysis and attention to current developments in interest rates and market conditions.

A general description of the ratings of securities by Moody’s, S&P and Fitch is set forth in Appendix A to the Prospectus. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider such factors as PIMCO’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Mortgage-Related and Asset-Backed Securities

The Fund may invest substantially in mortgage-related and other asset-backed securities in pursuing its investment objective.

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Fund also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies. In May 2006, the Office of Federal Housing Enterprise Oversight (“OFHEO”) which regulates FNMA and FHLMC, released a report on the recent accounting and corporate governance issues at FNMA. In the report the OFHEO found that FNMA did not comply with generally accepted accounting principles (“GAAP”) for a large number of its accounting practices, overstating its income and capital by an estimated $10.6 billion. It also stated that FNMA failed to maintain internal controls, manipulated OFHEO regulators, did not appropriately inform its board of directors of its actions, and did not have a sufficiently independent board of directors. The OFHEO imposed penalties as well as triggered a settlement between FNMA and the SEC, which had been conducting its own investigation. These penalties included a $400 million dollar settlement, an agreement not to increase its mortgage portfolio without OFHEO approval, and continued subjection to the 30% capital surcharge imposed by the OFHEO in 2004 which requires FNMA to keep a 30% capital surplus over its minimum capital requirement. In its Information Statement and Annual Report for the fiscal year ended December 31, 2004, FHLMC revealed that it had identified material weaknesses relating to its internal controls and technology applications that affected its financial reporting systems. This caused FHLMC to restate its recent years’ financial statements to conform to GAAP. FHLMC released its 2005 Financial Results on May 30, 2006 and reported a net income of $2.1 billion, a $0.9 billion decrease in net income from 2004 which FHLMC attributes primarily to charges related to hurricane Katrina. FHLMC has stated that in the near future it expects to return to regular quarterly, GAAP compliant reporting with the OFHEO, and to begin the process of registering the company’s common stock with the SEC. Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the U.S. economy. Congress has also expressed concern over FNMA and FHLMC improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on FNMA’s board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both FNMA and FHLMC and/or subjects these companies to further regulatory oversight.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PIMCO determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. In a typical CMO transaction, a corporation (“issuer”) issues multiple series ( e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals , whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“ CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses which would be borne indirectly by the Fund. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments are used to pay investors as quickly as possible.

Consistent with the Fund’s investment objective and policies, PIMCO also cause the Fund to invest in other types of asset-backed securities offered currently or in the future.

Real Estate Securities and Related Derivatives

The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate. Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Foreign (Non-U.S.) Securities

The Fund will ordinarily invest a substantial portion of its assets in debt securities of foreign issuers (including preferred or preference stock), foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

The foreign securities in which the Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

The Fund may also invest in American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) or Global Depository Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

The may also invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting; auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Emerging Market Securities. The Fund may invest without limit in securities of issuers that are economically tied to countries with developing (or “emerging market”) economies. The Fund will consider an issuer to be economically tied to an emerging market country if the issuer or guarantor of the security is incorporated in the country, or if the currency of settlement of the security is a currency of the emerging market country. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets, but generally considers a country to be an emerging market country only if: (i) at least one supranational organization has classified it as an emerging or developing economy; and (ii) no other supranational organization has classified the country as a developed country. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other factors PIMCO believes to be relevant. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that the Fund’s investments in Eastern Europe, if any, will not also be expropriated, nationalized or otherwise confiscated.

Sovereign Debt. The Fund may invest without limit in sovereign debt issued by foreign developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Foreign Currency Transactions

The Fund may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). The Fund may (but is not required to) engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards may be covered by the segregation or “earmarking” of liquid assets and are marked to market daily.

Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards would be used by the Fund, if at all, primarily to adjust its foreign exchange exposure with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

Lock In. When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If PIMCO wants to a eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that the Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When the Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per Common Share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

The Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although the Fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

Foreign Currency Exchange-Related Securities

Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity. Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks or FHLMC, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises, such as the Federal Home Loan Banks, FHLMC, FNMA and the Student Loan Marketing Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increased credit risks.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “—Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities” below. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as Certificates of Accrual on Treasury Securities, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities are direct obligations of the U.S. Government.

While some U.S. Government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government securities are subject to the same interest rate and credit risks as are other debt securities. The U.S. Government does not guarantee the net asset value or market value of the Fund’s Common Shares.

Municipal Bonds

The Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, including securities the income from which is exempt from federal income tax (“Municipal Bonds”). However, the dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

The Fund may invest in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and in industrial development bonds. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.

Under the Internal Revenue Code of 1986, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. See “Tax Matters.”

The Fund may also invest in municipal lease obligations. A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, PIMCO will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipal securities. The Fund also may purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest.

The Fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

The Fund may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, municipal warrants give the Fund, as purchaser, the right, but not the obligation, to purchase a Municipal Bond in the future. The Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

The Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the price of the Fund’s Common Shares. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

Residual Interest Bonds. The Fund may invest in Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Funds when short-term interest rates rise, and increase the interest paid to the Funds when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may also invest in RIBS for the purpose of increasing the Fund’s leverage. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

In a transaction in which the Fund purchases a RIB from a trust, and the underlying Municipal Bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Fund’s net asset value per Common Share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Fund where the Fund did not previously own the underlying Municipal Bond.

The Funds also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund also may sell Municipal Bonds due to changes in PIMCO’s evaluation of the issuer or cash needs of the Fund.

Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Bonds in the same manner.

Corporate Debt Securities

The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations and other business entities, including corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a rate of interest and normally must repay the amount borrowed on or before maturity. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached. Certain bonds are “perpetual” in that they have no maturity date.

The Fund’s investments in corporate debt securities are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation risk, liquidity risk, smaller company risk and management risk.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objectives and policies, including unrated commercial paper for which PIMCO has made a credit quality assessment. See Appendix A to the Prospectus for a description of the ratings assigned by Moody’s, S&P and Fitch to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. See “High Yield Securities” below.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

Synthetic Convertible Securities

PIMCO may also create a “synthetic” convertible security to be used by the Fund by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by buying warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be used for the Fund where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when NACM believes that such a combination would better promote the Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument. The Fund may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. As described below, the Fund may invest in preferred stocks that pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Bank Obligations

Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Subject to the Fund’s limitation on concentration of not more than 25% of its total assets in the securities of issuers in a particular industry, there is no limitation on the amount of the Fund’s assets which may be invested in obligations of foreign banks. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Loan Participations and Assignments

The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

The Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may in certain circumstances restrict the Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (PIKs) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities.” Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Derivative Instruments

The Fund may (but is not required to) use a variety of other derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates, foreign currencies and securities, commodities and other indexes. As described below, derivative instruments that may be used by the Fund include, but are not limited to, options contracts, futures contracts, options on futures contracts, forward contracts and swap agreements. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund also may use those instruments to the extent consistent with the Fund’s investment objective and policies.

The value of some derivative instruments in which the Fund invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, currency movements, market values or other economic factors in using a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances and PIMCO may choose not to use derivatives that are available to reduce portfolio risk or otherwise. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related Fund investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

Options on Securities and Indexes. The Fund may purchase and sell (write) both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains liquid assets with its custodian in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” liquid assets. A put option on a security or an index is “covered” if the Fund segregates or “earmarks” liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” liquid assets.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient liquid assets are deposited to meet the Funds’ immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are various risks associated with the Fund’s use of options. As the seller (writer) of a call option on an individual security, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, the purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price when the option is exercised or on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund whose values may be correlated with the securities making up the index. However, the Fund has retained the risk of loss (net of premiums received) should the value of the Fund’s portfolio securities decline. This combination of potentially limited appreciation and full depreciation over time, may lead to erosion in the value of the Fund’s portfolio and the Fund’s performance may be lower than it otherwise would have been if it did not write call options.

The Fund’s use of purchased put options as a hedging strategy would involve certain risks similar to those of written call options, including, in the case of index put options, that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the option and changes in the market value of the Fund’s portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

The value of options used by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in interest payments or dividend rates of underlying securities, changes in market interest rates, changes in the actual or perceived volatility of the relevant markets and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. For instance, the use of written index options involves risk that the changes in value of the indexes underlying the Fund’s options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in net losses to the Fund (including at times when the market values of securities held by the Fund are declining) that exceed any gains received by the Fund from options premiums and any increase in value of the Fund’s portfolio securities. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index option, when it would not otherwise choose to do so. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

The exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities. A reduction in the exercise price of an option might reduce the Fund’s gain potential on underlying securities held by the Fund.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an options position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange clearinghouse may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.

In addition, the hours of trading for options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. In addition, the Fund’s listed options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write (sell) or purchase may be affected by options written or purchased by other investment advisory clients of PIMCO. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or the contract value of the relevant index at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or the value of the index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or securities, the price of the put or call option may move more or less than the price of the related security or securities.

To the extent that the Fund utilizes unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies, either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options if it would otherwise choose to do so. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. The Fund may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. The Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA. Neither the Manager nor PIMCO is deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Fund.

Limitations on Use of Futures and Futures Options. A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write (sell) straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund may also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its futures position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that are equal to the market value of the futures contract. Alternatively, the Fund may cover its futures position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its futures position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the futures position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options and forward contracts. See “Tax Matters.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. The Fund may also may invest in currency exchange rate swap agreements, and may enter into options on swap agreements (“swap options”).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may also invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

The Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

A swap agreement may be considered a form of leverage, and could magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements. If the Fund enters into a swap agreement on a net basis, it may cover its obligations by segregating liquid assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it may segregate liquid assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities and borrowings.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Credit Default Swaps

An addition type of swap agreement that the Fund may utilize is a credit default swap agreement. Credit default swap agreements that the Fund may use may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund may cover the positions by segregating or “earmarking” liquid assets, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund may cover the position by segregating or “earmarking” liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Any such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Structured Notes

Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “—Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “—Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund.

Reverse Repurchase Agreements and Dollar Rolls

As discussed below under “Borrowings and Leverage,” as soon as reasonably practicable following the completion of the initial public offering of the Common Shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing borrowing transactions, principally in the form of reverse repurchase agreements and dollar rolls.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

A “dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

The Fund may (but is not required to) segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and similar transactions. To the extent that positions in these instruments are not so covered, such transactions would be subject to the Fund’s limitations on borrowings.

In addition to the risks associated with leverage (see “Risks – Leverage Risk” in the Prospectus), the Fund’s use of reverse repurchase agreements, dollar rolls and similar transactions are subject to the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Furthermore, these instruments may be “illiquid.”

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. PIMCO will monitor the creditworthiness of the counter parties.

Credit-Linked Trust Certificates

The Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market.

Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. See “—Credit Default Swaps” herein for additional information about credit default swaps. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” herein and in the Prospectus, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Risks —Liquidity Risk” in the Prospectus. If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Trustees or persons acting at their direction. See “Net Asset Value” in the Prospectus.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Borrowings and Leverage

As described in the Prospectus, as soon as reasonably practicable following the completion of the initial public offering of the Common Shares, the Fund intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing borrowing transactions, principally in the form of reverse repurchase agreements and dollar rolls, such that the leverage obtained represents approximately [    ]% the Fund’s total managed assets (including the amounts obtained through such borrowings). The Fund may also obtain leverage through other forms of borrowings, such as bank loans or commercial paper or other credit facilities. Although it has no current intention to do so, the Fund may also determine to issue preferred shares to add leverage to its portfolio. See “Description of Shares – Possible Future Issuance of Preferred Shares.” The Fund intends to utilize borrowings and related leverage opportunistically and may choose to increase or decrease it use of leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund will, however, limit its use of leverage such that the proceeds from borrowings used by the Fund, together with any future issuance of preferred shares, will not exceed [33 1/3]% of the Fund’s total managed assets at the time of the borrowing or issuance of preferred shares.

There is no assurance that the Fund will utilize borrowings or issue preferred shares or that, if used, the Fund’s leveraging strategies will be successful. The net proceeds the Fund obtains from its use of reverse repurchase agreements, dollar rolls or other borrowings (as well as from any future issuance of preferred shares) will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the costs of the Fund’s borrowings or other forms of leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the borrowings or other leverage. If so, the excess will be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged through borrowings.

Leveraging is, however, a speculative technique and there are special risks and costs involved. The Fund cannot assure you that any use of borrowings or other forms of leverage (such as a future issuance of preferred shares) will result in a higher yield on your Common Shares. Once borrowings and/or other forms of leverage are used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. Thus, if there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. In addition, fees and expenses of any borrowings (or a future issuance of preferred shares) paid by the Fund are borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will result in a reduction of the net asset value of the Common Shares. Further, because the fees received by the Manager and PIMCO are based on the total managed assets of the Fund (including assets attributable to any borrowings and preferred shares that may be outstanding), the Manager and PIMCO have a financial incentive for the Fund use borrowings or issue preferred shares, which may create a conflict of interest between the Manager and PIMCO, on the one hand, and the Common Shareholders, on the other hand.

The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, credit default swap contracts and other derivative transactions, loans of portfolio securities and when-issued, delayed delivery or forward commitment transactions. These and other instruments that may give rise to leverage are described in this section of the Statement of Additional Information.

The Fund may (but is not required to) cover its commitments under these instruments by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. To the extent these instruments are so covered, (1) they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage (other than preferred shares) used by the Fund (see below) and (2) investments in these instruments will not be considered leverage for purposes of the Fund’s policy on the amount of leverage it may incur or considered “borrowings” for purposes of determining the Fund’s total managed assets. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks, including leverage risks described above with respect to the use of borrowings. The use of these forms of additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used.

Under the 1940 Act, the Fund generally is not permitted to engage in most forms of leverage other than preferred shares (including through the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swap contracts and other derivative transactions, loans of portfolio securities and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to indebtedness prescribed by the 1940 Act, i.e., the value of the Fund’s total assets less liabilities (other than the leverage and other senior securities) is at least 300% of the principal amount of such leverage. In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, such asset coverage test is satisfied. To the extent that the Fund engages in borrowings, it intends, to the extent possible, to prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Equity Securities

While the securities in which the Fund intends to invest are expected to consist principally of debt securities, the Fund may also invest in or hold common stocks and other equity securities. Equity securities, including common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A common stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects, and historical trends would indicate that common stocks are generally subject to higher levels of volatility and market and issuer-specific risk than debt securities. Stocks of smaller companies are generally more vulnerable to adverse developments than those of larger companies. Stocks of companies that PIMCO believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectuses and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different or heightened degrees.

Short Sales

The Fund may make short sales of securities as part of its overall portfolio management strategies and to offset potential declines in long positions in securities in the Fund’s portfolio. The Fund may also take short positions as part of its derivative strategies. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund will often have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer.

A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called “naked” short sales (i.e., short sales that are not “against the box”), in which case the Fund’s losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Illiquid Securities

The Fund may invest without limit in securities which are illiquid at the time of investment. The term “illiquid securities” for this purpose is determined using the SEC’s standard applicable to open-end investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities may include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Trading and Turnover Rate

Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what PIMCO believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

A change in the securities held by the Fund is known as “portfolio turnover.” PIMCO manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Warrants to Purchase Securities

The Fund may invest in or acquire warrants to purchase equity or debt securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Securities Loans

Subject to certain conditions described in the Prospectus and under “Investment Restrictions” below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. Additionally, under the terms of any exemptive relief that may be granted by the SEC, the Fund may loan its securities to affiliates of the Manager. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager or PIMCO to be of satisfactory credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received (generally in money market investments or money market funds) or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the borrower. Cash collateral may be invested in a money market fund that is managed by an affiliate of the Manager and that pays advisory and administrative fees to the Manager and/or its affiliates. Subject to conditions established by the SEC staff, the Fund may also transfer cash collateral into a joint account along with cash collateral of other affiliated investment companies. Cash collateral in any such joint accounts may be invested in repurchase agreements and/or short-term money market instruments. Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. The Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters which PIMCO believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Participation on Creditors Committees

The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when PIMCO believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Short-Term Investments / Temporary Defensive Strategies

Upon PIMCO’s recommendation, for temporary defensive purposes, the Fund may deviate from its principal strategies by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund also may deviate from its principal strategies in order to keep its assets fully invested, including during the period in which the net proceeds of this offering are being invested.

Tax Consequences

The requirements for qualification as a regulated investment company limit the extent to which the Fund may invest in certain securities and transactions described above. In addition, the Fund’s utilization of certain investment instruments may alter the character and timing of income attributable to the Fund. In certain circumstances, accelerated attribution of income may require the Fund to sell assets in order to meet regulated investment company distribution requirements even when investment considerations make it otherwise undesirable. For more information concerning these requirements and the taxation of investments, see “Tax Matters” below.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of any outstanding preferred shares voting as a separate class:

(1) Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(2) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(3) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4) Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5) Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33  1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of such principal amount.

To the extent that the Fund does not cover its commitment under a reverse repurchase agreement, dollar roll, credit default swap or other derivative instrument by the segregation of liquid assets equal in value to the amount of the Fund’s commitment, or by entering into offsetting transactions or owning positions covering its obligations, such instrument will be treated as a senior security representing indebtedness (“borrowing”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transaction if the Fund’s borrowings would thereby exceed 33  1/3% of its total assets. Subject to the Fund’s self-imposed limitations, as they may be amended from time to time, the Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

Currently, under the 1940 Act, the Fund generally may not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all of the outstanding securities of the Fund, except directors’ and qualifying shares.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to the shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by PIMCO to be of comparable quality), or change in the percentage of the Fund’s total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

The Fund would be deemed to “concentrate” in a particular industry if it invested more than 25% of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities that are not themselves an industry).

To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by PIMCO to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund’s issuance of preferred shares, if any.

If the Fund determines to issue preferred shares, it intends to apply for ratings for such preferred shares from Moody’s, S&P and/or Fitch. In order to obtain and maintain such required ratings, the Fund may be required to comply with investment quality, and other guidelines established by Moody’s, S&P and/or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that any such guidelines would have a material adverse effect on Common Shareholders or its ability to achieve its investment objective. No minimum rating is required for the issuance of preferred shares by the Fund. Moody’s, S&P and Fitch receive fees in connection with their ratings issuances.

MANAGEMENT OF THE FUND

Trustees and Officers

The business of the Fund is managed under the direction of the Fund’s Board of Trustees. Subject to the provisions of the Fund’s Declaration of Trust, as amended (the “Declaration”), its Bylaws, as amended, and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that the Trustee oversees and any other directorships held by the Trustee are listed in the tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

[TO BE ADDED BY AMENDMENT]

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
[Insert Name]	Trustee	Since inception.	[Insert Description]	[Insert No.]	None
[Insert Name]	Trustee	Since inception.	[Insert Description]	[Insert No.]	None
[Insert Name]	Trustee	Since inception.	[Insert Description]	[Insert No.]	None

[TO BE ADDED BY AMENDMENT]

Interested Trustees*

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
[Insert Name]*	Trustee	Since inception.	[Insert Description]	[Insert No.]	None

*	“Interested Trustees” are those Trustees treated as “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund. Mr. [ ] is an “interested person” of the Fund due to his affiliation with AGI and the Manager. In addition to Mr. [ ]’s positions with affiliated persons of the Fund set forth in the table above, he holds the following positions with affiliated persons: [ ].

Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Lawrence G. Altadonna 1345 Avenue of the Americas, 47th Floor New York, NY 10105 03/10/1966	Treasurer, Principal Financial and Accounting Officer	Since inception. (September , 2007)	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 34 funds in the Fund Complex; Assistant Treasurer of [36] funds in the Fund Complex.

Thomas J. Fuccillo 1345 Avenue of the Americas, 50th Floor New York, NY 10105 03/22/1968	President, Chief Executive Officer, Secretary and Chief Legal Officer	Since inception. (September , 2007)	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of [70] funds in the Fund Complex; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Youse Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since inception. (September , 2007)	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of [70] funds in the Fund Complex; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004). Audit Manager, PricewaterhouseCoopers LLP (1996 – 2002).

William V. Healey 1345 Avenue of the Americas, 50th Floor New York, NY 10105 07/28/1953	Assistant Secretary	Since inception. (September , 2007)	Executive Vice President and Chief Legal Officer, U.S. Retail, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC and OpCap Advisors LLC. Assistant Secretary of [70] funds in the Fund Complex; formerly, Vice President and Associate General Counsel of The Prudential Insurance Company of America (1998- 2005).

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Richard H. Kirk 2187 Atlantic Street, Stamford, CT 06902 04/06/1961	Assistant Secretary	Since inception. (September , 2007)	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of [70] funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002- 2004).

Kathleen A. Chapman 2187 Atlantic Street, Stamford, CT 06902 11/11/1954	Assistant Secretary	Since inception. (September , 2007)	Assistant Secretary of [70] funds in the Fund Complex; Manager – IIG Advisory Law, Morgan Stanley (2004-2005); Paralegal, The Prudential Insurance Company of America; and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava 1345 Avenue of the Americas, 50th Floor New York, NY 10105 09/20/1977	Assistant Secretary	Since inception. (September , 2007)	Assistant Secretary of [70] funds in the Fund Complex; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Scott Whisten 1345 Avenue of the Americas, 50th Floor New York, NY 10105 03/13/1971	Assistant Treasurer	Since inception. (September , 2007)	Vice President, Allianz Global Investors Fund Management, LLC; Assistant Treasurer of [35] funds in the Fund Complex; formerly, Account Manager, Prudential Investments (2000-2005).

For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

[TO BE ADDED BY AMENDMENT]

Name	Positions Held with Affiliated Persons or Principal Underwriters of the Fund
[Insert]	[Insert]
Brian S. Shlissel	See above.
Lawrence Altadonna	See above.
Thomas J. Fuccillo	See above.
Youse Guia	See above.
Kathleen A. Chapman	See above.
William V. Healey	See above.
Richard H. Kirk	See above.
Lagan Srivastava	See above.

Committees of the Board of Trustees

Audit Oversight Committee

The Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of the independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Fund, and services to be performed by the independent registered public accounting firm for certain affiliates, including the Manager and PIMCO, and the entities in a control relationship with the Manager or PIMCO that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. Messrs. [            ],[            ], [            ] and [            ], each of whom is an Independent Trustee, serve on this committee.

Nominating Committee

The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Thomas J. Fuccillo, Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. Messrs. [            ],[            ], [            ] and [            ], each of whom is an Independent Trustee, serve on this committee.

Valuation Committee

The Board has a Valuation Committee, to which the Board has delegated the responsibility to determine or cause to be determined the fair value of the Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager and Sub-Adviser regarding fair value and liquidity determinations made pursuant to the Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. Messrs. [            ],[            ], [            ] and [            ], each of whom is an Independent Trustee, serve on this committee.

Compensation Committee

The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO. Messrs. [            ],[            ], [            ] and [            ], each of whom is an Independent Trustee, serve on this committee.

Since this is the first year of the Fund’s operation, none of the committees held meetings during the last fiscal year.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of December 31, 2006:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2006:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class

As of [                    ], 2007, the Fund’s officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

As of [                    ], 2007, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund’s outstanding equity securities as of such date. [To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund’s outstanding equity securities on such date.]

Shareholder	Number of Common Shares	Percentage of the Fund’s outstanding shares as of [______], 2007
Allianz Global Investors of America L.P. 1345 Avenue of the Americas New York, New York 10105	[ ]	[ ]%

Compensation

Messrs. [            ],[            ] and [            ] also serve as Trustees of Nicholas-Applegate Global Convertible & Equity Income Fund, Nicholas-Applegate Convertible & Equity Income Fund, Allianz RCM Global EcoTrendsSM Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III and PIMCO New York Municipal Income Fund III (together, the “Municipal Funds”), Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International and Premium Strategy Fund, Municipal Advantage Fund Inc., PIMCO Global StocksPLUS & Income Fund and Nicholas-Applegate Equity & Convertible Income Fund, each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as portfolio manager. As indicated above, certain of the officers of the Fund are affiliated with the Manager.

Allianz RCM Global EcoTrendsSM Fund, the Municipal Funds, Nicholas-Applegate Global Convertible & Equity Income Fund, Nicholas-Applegate Convertible & Equity Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas Applegate International and Premium Strategy Fund, Municipal Advantage Fund Inc., PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund and the Fund (together, the “Allianz Closed-End Funds”) are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO receives compensation for his attendance at joint meetings and his service on Board committees. Trustees will receive compensation equal to (i) $1,750 per fund for each quarterly joint meeting for the first four joint meetings in each year, (ii) $5,000 for each additional joint meeting in such year if the meeting is attended in person and (iii) $1,000 per fund for joint meetings attended telephonically. The Independent Chairman of the Boards receives an additional $2,500 per fund per year. In addition, each Trustee who serves as a member of an Audit Oversight Committee will receive $1,000 per fund for any results meeting or fund(s) specific meeting of the Audit Oversight Committees and $5,000 for any joint audit scope meeting. An Audit Oversight Committee Chairman annually receives an additional $500 per fund for which he serves as Chairman. Trustees will also be reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs of joint meetings will be allocated pro rata among the Allianz Closed-End Funds for which such Trustee serves as Trustee based on each such Fund’s relative net assets.

It is estimated that the Trustees will receive the amounts set forth in the following table from the Fund for its initial fiscal year ending [                    ], 2008. For the calendar year ended December 31, 2006, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the “Fund Complex.” Each officer or Trustee who is a director, officer, partner or employee of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO serves without any compensation from the Fund.

Name of Trustee	Estimated Compensation from the Fund for the Fiscal Year Ending , 2007*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex Paid to the Trustees for the Calendar Year Ending December 31, 2006

*	Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative net assets of the Allianz Closed-End Funds for which the particular Trustee serves.

The Fund has no employees. Its officers and Mr. [                    ] are compensated by the Manager and/or PIMCO and/or their affiliates.

Codes of Ethics

The Fund, the Manager and PIMCO have each adopted codes of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, directors and officers of the Manager and PIMCO, and other employees of the Manager and PIMCO who are “access persons” of the Fund as defined in Rule 17j-1 under the 1940 Act. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Manager and PIMCO have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

INVESTMENT MANAGER AND SUB-ADVISER

Investment Manager

The Manager serves as investment manager to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) between it and the Fund.

The Manager is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with two members, Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company, and Pacific Life Insurance Company (“Pacific Life”), a California stock life insurance company. Pacific Life is a wholly owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in Allianz. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. and Allianz is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strausse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life’s address is 700 Newport Center Drive, Newport Beach, California 92660.

The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee.

Allianz of America has entered into a put/call arrangement for the possible disposition of Pacific Life’s indirect interest in Allianz. Under this agreement, Pacific Life and Allianz of America can put or call, respectively, all of the Class E Units. The repurchase price for the Class E Units is calculated based on the financial performance of Pacific Investment Management Company over the preceding four calendar quarters prior to repurchase, but the amount can increase or decrease in value by a maximum of 2% per year from the per unit amount as defined in the agreement, calculated as of December 31 of the preceding calendar year.

As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz SE currently include Munchener Ruckversicherungs-Gesellschaft AG (“Munich Re”). Allianz SE in turn owns more than 95% of Dresdner Bank AG. Credit Lyonnais and Munich Re, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Klienwort Wasserstein, Dresdner Kleinwort Benson and Grantchester Securities, Inc., may be considered to be affiliated persons of the Manager and PIMCO. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. The Manager and PIMCO do not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect their ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or the Fund’s overall performance.

The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. As of August 31, 2007, the Manager had approximately $         billion in assets under management. As of August 31, 2007, Allianz of America and its subsidiaries, including PIMCO, had approximately $         billion in assets under management.

The Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Manager, the investments of the Fund. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund.

Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund’s investment objective, policies and restrictions; provided that, so long as the Manager retains one or more sub-advisers for the Fund, the Manager’s obligation under the Investment Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with the sub-adviser the investment policies of the Fund.

Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager. The Manager has, at its own expense, retained                              to perform certain administrative services for the Fund and may retain affiliates to provide other administrative services. As indicated under “Portfolio Transactions—Brokerage and Research Services” below, the Fund’s portfolio transactions may be placed with broker-dealers which furnish the Manager and PIMCO, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual management fee, payable on a monthly basis, at the annual rate of         % of the Fund’s average daily total managed assets for the services and facilities it provides. “Total managed assets” means the total assets of the Fund (including any assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). With respect to any reverse repurchase agreement, dollar roll or similar leveraging transactions, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not “interested persons” of the Manager or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Sub-Adviser

PIMCO, an affiliate of the Manager, serves as sub-adviser for the Fund pursuant to a portfolio management agreement (the “Portfolio Management Agreement”) between PIMCO and the Manager. Under the Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Manager, PIMCO’s obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

Under the Portfolio Management Agreement, the Manager (and not the Fund) has agreed to pay PIMCO an annual fee payable on a monthly basis at the annual rate of         % of the Fund’s average daily total managed assets.

PIMCO is a majority owned subsidiary of Allianz with a minority interest held by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of August 31, 2007, PIMCO had approximately $[•] billion in assets under management.

Certain Terms of the Investment Management and Portfolio Management Agreements

The Investment Management Agreement and Portfolio Management Agreement are subject to the approval of the Trustees of the Fund (including all of the Trustees who are not “interested persons of the Manager or PIMCO). The Investment Management Agreement and Portfolio Management Agreement will each continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager, PIMCO or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and Portfolio Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days’ notice by the Manager to the Fund or by the Fund to the Manager. The Portfolio Management Agreement may be terminated on not less than 60 days’ notice by the Manager to PIMCO or by PIMCO to the Manager, or by the Fund at any time by notice to the Manager and PIMCO.

The Investment Management Agreement and the Portfolio Management Agreement each provide that the Manager or PIMCO, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Other Accounts Managed

[To be Completed by Amendment]

The portfolio managers who are primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and/or other accounts, as indicated below. The following table identifies, as of                     , 2007: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
[Name of Portfolio Manager]
Registered Investment Companies
$ Other Pooled Investment Vehicles
$ $ Other Accounts $ $
[Name of Portfolio Manager]
Registered Investment Companies
$ Other Pooled Investment Vehicles
$ Other Accounts $ $

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that the portfolio manager believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of the Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B

Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Portfolio Manager Securities Ownership in the Fund

Since the Fund is newly formed, currently, the Fund’s portfolio managers do not beneficially own any equity securities of the Fund.

Proxy Voting Policies

The Fund and its Board of Trustees have delegated to the Manager, and the Manager has in turn delegated to PIMCO, responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with PIMCO’s proxy voting policies and procedures. Copies of the proxy voting policies and procedures to be followed by PIMCO on behalf of the Fund, including procedures to be used when a vote presents a conflict of interest, are attached hereto as Appendix A (“Proxy Voting Guidelines”). Information regarding how the Fund vote proxies related to portfolio securities during the most recent 12-month period ended June 30 will be made available without charge at the Fund’s website at http://www.allianzinvestors.com, or on the website of the Securities and Exchange Commission at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund and for the other investment advisory clients of the Manager and of PIMCO are made with a view to achieving their respective investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund also may be appropriate for other clients served by the Manager and by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Manager or by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or by PIMCO, as applicable. The Manager or PIMCO may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner that the Manager or PIMCO believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

There generally is no stated commission in the case of debt securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally include the payment of fixed brokerage commissions, which generally are higher than those in the United States.

Subject to the supervision of the Manager, PIMCO places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures contracts and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Subject to the supervision of the Manager, PIMCO places orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, PIMCO will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Fund’s portfolio transactions. PIMCO also may receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of debt securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Manager nor the portfolio management fee paid by the Manager to PIMCO is reduced because PIMCO and its affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO may cause the Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in such Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction.

PIMCO may purchase new issues of securities for the Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other PIMCO clients and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the National Association of Securities Dealers, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

PIMCO may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Manager or PIMCO where, in the judgment of the Manager or PIMCO, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Manager or PIMCO may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

References to PIMCO under “Portfolio Transactions” would apply equally to the Manager if the Manager were to assume portfolio management responsibilities for the Fund and place orders for the purchase and sale of the Fund’s portfolio investments.

DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to make monthly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. The dividend rate that the Fund pays on its Common Shares may be variable and will depend on a number of factors, including the costs of borrowings by the Fund (as well as dividends payable on any preferred shares issued by the Fund) and the expenses of any other leveraging transactions. As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding preferred shares). Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. To permit the Fund to maintain more stable distributions, the Fund’s distribution rates will be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any particular month may be more or less than the amount of cash available to the Fund for distribution for that monthly period. In certain circumstances, the Fund may choose to sell portfolio securities to fund distributions.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. To the extent required by the 1940 Act and other applicable laws, absent an exemption, a notice will accompany each monthly distribution with respect to the estimated source (as between net income and gains) of the distribution made. (The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.) The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carry-forwards). For example, the Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of shares. See “Tax Matters.”

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains eligible for favorable income tax rates.

Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.”

Although it does not currently intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares will be issued with a par value of $0.00001 per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares will, when issued, be fully paid and, subject to matters discussed in “Anti-takeover and other provisions in the Declaration of Trust—Shareholder Liability” below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

The Common Shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value, although they have during some periods traded at prices equal to or higher than net asset value. There can be no assurance that Common Shares or shares of other similar funds will trade at a price equal to a higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and payment or reimbursement of offering expenses. Net asset value fluctuations are expected to be greater if the Fund has a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund’s net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund’s Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Possible Future Issuance of Preferred Shares

The Declaration authorizes the Fund to issue an unlimited number of preferred shares. Any such preferred shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

Although the terms of any preferred shares issued by the Fund, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Declaration) if and when it authorizes a preferred shares offering, it is anticipated that any such preferred shares would pay cumulative dividends at relatively short-term periods (such as seven days); by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure.

As used in this Statement of Additional Information, unless otherwise noted, the Fund’s “net assets” include assets of the Fund attributable to any outstanding preferred shares, with no deduction for the liquidation preference of the preferred shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of any preferred shares from “net assets,” so long as such preferred shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund’s preferred shares will be treated as stock (rather than indebtedness).

Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of any preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding preferred shares for purposes of these asset coverage requirements. If the Fund issues preferred shares, it would intend to purchase or redeem such preferred shares, if necessary, to keep the liquidation value of the preferred shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund’s total net assets.

Distribution Preference. Any preferred shares issued by the Fund will have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, preferred shareholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. In connection with any issuance of preferred shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that preferred shares be voting shares. Except as otherwise provided in the Declaration or the Fund’s Bylaws or otherwise required by applicable law, preferred shareholders would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s Trustees, preferred shareholders, voting as a separate class, would also be entitled to elect two of the Fund’s Trustees (at any shareholder meeting at which such trustees are standing for election under the staggered board structure), and the remaining Trustees would be elected by Common Shareholders and preferred shareholders, voting together as a single class. In addition, if at any time dividends on any outstanding preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a separate class, would be entitled to elect a majority of the Fund’s Trustees until all dividends in arrears had been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of any outstanding preferred shares of the Fund, voting as a separate class, would required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objective, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under “Investment Restrictions.” The class or series vote of preferred shareholders described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and preferred shares necessary to authorize the action in question. The foregoing voting provisions would not apply with respect to the Fund’s preferred shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any preferred shares issued by the Fund may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase preferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

If the Board of Trustees determines to authorize any future issuance of preferred shares by the Fund, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

The Fund’s Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund (including Common and Preferred Shares) outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a “Material Transaction”): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a Dividend Reinvestment Plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets or the assets of any series or class of shares of the Fund.

Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund’s shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund’s Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See “Repurchase of Common Shares; Conversion to Open-End Fund” below.

As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund’s Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund’s ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund’s Common Shareholders generally.

A “Continuing Trustee,” as used in the discussion above, is any member of the Fund’s Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which have been filed as exhibits to the Fund’s registration statement on file with the SEC.

Liability of Trustees

The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of factors relating to the Fund such as dividend levels and stability (which will in turn be affected by dividend and interest payments by the Fund’s portfolio holdings, regulations affecting the timing and character of Fund’s distributions, Fund expenses and other factors) portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

Notwithstanding the foregoing, at any time when the Fund has any preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on any such preferred shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the1940 Act and the rules and regulations thereunder.

The Fund’s Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund’s portfolio and interest and dividend charges on outstanding Fund borrowings or any preferred shares issued by the Fund and general market and economic conditions.

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under “Anti-Takeover and Other Provisions in the Declaration of Trust—Anti-Takeover Provisions”). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” Common Shares and, if issued, preferred shares voting together as a single class, and the holders of a “majority of the outstanding” any preferred shares voting as a separate class, in order to authorize a conversion.

If the Fund converted to an open-end company, it would be required to redeem any preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund’s Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Fund borrowings or preferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under “Risks—Leverage Risk.”

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. To qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund generally must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, or income from qualified publicly traded partnerships (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) in the case of the Fund’s investment in loan participations, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to federal income tax on its taxable income at corporate rates, and all distributions from current and accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Distributions

As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year or later if the Fund is permitted to elect and so elects, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to federal income tax. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Shareholders subject to federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law.

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (and is treated for federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (that is, Capital Gain Dividends, as defined above) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains of the Fund with respect to that year, in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s adjusted tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

To the extent the Fund makes distributions of capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), as the Fund may elect to do, and the distributions are supported by the Fund’s “current earnings and profits” (realized income and gain of the current year), the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by the Fund. Moreover, in such cases the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

For taxable years beginning on or before December 31, 2010, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any distributions that are not from the Fund’s investment company taxable income or net capital gains may be characterized as a return of capital to shareholders (that is, not taxable to a shareholder and reduces the shareholder’s adjusted tax basis in the shares) or, in some cases, as capital gain. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, but interest on mortgage-backed U.S. Government securities is generally not so exempt.

Long-term capital gain rates applicable to most individual shareholders have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% ordinary income tax rate brackets—for taxable years beginning on or before December 31, 2010.

Dividends of investment income designated by the Fund and received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 91 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to an option or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

If the Fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

Dividends and distributions on shares of the Fund are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Sales, Exchanges or Redemptions of Shares

The sale, exchange or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased (whether through the automatic reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A repurchase by the Fund of shares generally will be treated as a taxable sale or exchange of the Shares if, after the application of certain constructive ownership rules, the tender (i) completely terminates the shareholder’s interest in the Fund, (ii) is treated as a distribution that is “substantially disproportionate” or (iii) is treated as a distribution that is “not essentially equivalent to a dividend.” If a redemption of Shares does not qualify for sale or exchange treatment, the proceeds received by such shareholder may be taxed as a dividend to the extent of the tendering shareholders allocable share of the Fund’s current and accumulated earnings and profits, and thereafter as a nontaxable return of capital to the extent of the shareholder’s adjusted tax basis in the shares and, then, as a taxable capital gain. In addition, if any amounts received are treated as a dividend to tendering shareholders, there is a further risk that both the non-tendering shareholders and the tendering shareholders who retain interests in the Fund, may be considered to have received a deemed distribution to the extent that their proportionate interests in the Fund have increased as a result of the repurchase, and all or a portion of that deemed distribution may be taxable as a dividend. Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share purchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

Options, Futures, Forward Contracts and Swap Agreements

The federal income tax treatment of the Fund’s options activity will vary based on the nature and the subject of the options. In general, option premiums are not immediately included in the income of the Fund when received. Instead, in the case of certain options (including options on single stocks, options on certain narrow-based indexes and options not listed on certain exchanges) the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by the Fund with respect to individual stocks is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s adjusted tax basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund’s obligation under such an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term capital gain or loss. Thus, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term capital gain equal to the premium received.

Certain options that are listed on a qualified board of exchange (“listed options”) written or purchased by the Fund (including options on futures contracts, broad-based equity indices and debt securities) as well as certain futures contracts will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the nondeductible 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Almost no options listed on non-U.S. exchanges will meet the requirements for section 1256 treatment.

Certain covered call-writing activities of the Fund may trigger the federal income tax straddle rules of section 1092 of the Code, requiring that losses be deferred and holding periods be terminated on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, to defer losses to the Fund, to cause adjustments in the holding periods of the Fund’s securities, to convert long-term capital gains into short-term capital gains and to convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and character of distributions to shareholders. In particular, the straddle rules require that certain losses be deferred, and the holding period for positions governed by theses rules generally will not begin until after the offsetting position is no longer outstanding.

Special tax rules apply to certain of the Fund’s activities and investments, including certain of its options-writing activities, investments in futures contracts and hedging activities (including its transactions, if any, in non-U.S. currencies or non-U.S. currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. Among other things, these special rules can affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income rather than capital gain. The application of these special rules may also affect the timing, amount and character of distributions made by the Fund. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining current and accumulated earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s adjusted tax basis in the shares and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Original Issue Discount, Pay-In-Kind Securities, and Commodity-Linked Notes

Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be (and all zero-coupon debt obligations acquired by the Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. Increases in the principal amount of an inflation indexed bond will be treated as OID. Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, pay-in-kind securities will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

By reason of holding such securities, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Higher-Risk Securities

To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for federal income tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments In REITs

The Fund may invest in REITs. Such investments in REIT equity securities may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income. Some of the REITs in which the Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”), may themselves be taxable mortgage pools (“TMP”s) or invest in TMPs. Under a notice recently issued by the Internal Revenue Service, and pending the issuance of further guidance that may apply retroactively, a portion of a regulated investment company’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP—called “excess inclusion income”—will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions). Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. A tax-exempt shareholder will recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs.

A charitable remainder trust (“CRT”), as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under recent IRS guidance, a CRT will not recognize UBTI as a result of investing in a regulated investment company that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may be able to elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to satisfy the 90% distribution requirement described above. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. The application of these special rules is likely to produce a difference between its book income and its taxable income and may also affect the timing, amount and character of distributions made by the Fund.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In addition, the Fund’s investments in non-U.S. securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. It is anticipated that shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. If a shareholder were entitled to claim such a credit, the shareholder’s claim may be subject to certain limitations imposed by the Code, as a result of which the shareholder might not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Non-U.S. Shareholders

Capital Gain Dividends are not subject to withholding of federal income tax. In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) properly designated distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a United States person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that, in general, would not be subject to federal income tax if earned directly by an individual foreign person, and (ii) properly designated distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses.

Special tax rules apply to distributions that a “qualified investment entity” (a “QIE”) pays to foreign shareholders that are attributable to gain from the QIE’s sale or exchange of any “U.S. real property interest” (a “USRPI”, and such a distribution a “USRPI distribution”). The Fund will be a QIE if it is both (i) a regulated investment company and (ii) a “U.S. real property holding corporation” (determined without regard to certain exceptions, described below, for 5% holders of publicly traded classes of stock and for interests in domestically-controlled regulated investment companies and REITs). Under the Code, a “U.S. real property holding corporation” is any corporation that holds (or held during the previous five-year period) USRPIs (defined as U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations”) with an aggregate fair market value equal to 50% or more of the fair market value of the corporation’s real property assets and other trade-or-business assets. A particular investment of the Fund will not be a USRPI if it is an investment in (i) any class of stock of a corporation that is traded on an established securities market with respect to a person who holds no more than 5% of such class of stock at all times during the previous five-year period or (ii) interests in REITs or, through December 31, 2007, other regulated investment companies, that for the 5-year period ending on the date of the Fund’s disposition of the interest (or, if shorter, the period the regulated investment company’s existence), less than 50% in value of the stock of such REIT or regulated investment company was held directly or indirectly by foreign persons.

Where a foreign shareholder has owned more than 5% of a class of shares of a fund that is a QIE during the one-year period preceding the date of the USRPI distribution, the Fund will be required to withhold 35% of any USRPI distribution paid to that foreign shareholder and the foreign shareholder will have an obligation to file a United States tax return and pay tax. For all other foreign shareholders of a fund that is a QIE, a USRPI distributions will be treated as ordinary income (notwithstanding any designation by the fund that such distribution is a Capital Gain Dividend) and the fund will be required to withhold 30% (or lower applicable treaty rate) of such distribution (notwithstanding any designation by the Fund that such distribution is a short-term capital gain dividend). If such fund makes a distribution to its foreign shareholders that is attributable to a USRPI distribution received by the fund from a “lower-tier” REIT or regulated investment company that is a QIE, that distribution will retain its character as a USRPI distribution when passed through to the foreign shareholder regardless of the fund’s percentage ownership of the “lower-tier” REIT or regulated investment company.

Whether or not the Fund is characterized as a U.S. real property holding corporation will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a U.S. real property holding corporation, as defined for this purpose, and thus does not expect to be a QIE.

Finally, foreign shareholders of a QIE are subject to certain “wash sale” rules to prevent foreign shareholders from avoiding the tax filing and payment obligations discussed in the previous paragraph. A foreign shareholder that disposes of stock of a regulated investment company during the 30-day period preceding a distribution that would have been treated as a USRPI distribution and that acquires a substantially identical stock interest during the following 61 days must pay tax on an amount equal to the amount of the distribution that would have been taxed as a USRPI distribution. This rule does not apply if the foreign shareholder actually receives the distribution in question, or if the stock was regularly traded on an established securities market within the United States, provided that the investor did not own more than 5% of such stock at any time during the one-year period ending on the date of the distribution. In addition, the Treasury Department is authorized to promulgate regulations to apply similar principles in the case of “substitute dividend payments” (for example, on stock loans) to prevent avoidance of the new rules.

Under federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or dividend and certain other conditions are met, or (iii) the shares are USRPIs or the dividend is a Capital Gain Dividend that is a USRPI distribution.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to federal net income taxation at regular income tax rates.

If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to federal income tax on a net basis only if it is attributable to a permanent establishment maintained by you in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

The Fund may be required to withhold and to remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through December 31, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). The Fund will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Fund is organized as a Massachusetts business trust. Under current law, so long as the Fund qualifies for the federal income tax treatment described above, it is believed that the Fund will not be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

                                          serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services, as well as sub-administrative and compliance services, on behalf of the Fund.

                                          serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                          serves as the independent registered public accounting firm for the Fund.                                          provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information are parts of but do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE ADDED BY AMENDMENT]

FINANCIAL STATEMENTS

[TO BE ADDED BY AMENDMENT]

APPENDIX A

PIMCO PROXY VOTING GUIDELINES

[TO BE ADDED BY AMENDMENT]

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits

1.	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed as part of the Statement of Additional Information.

2.	Exhibits:

a.	Agreement and Declaration of Trust dated September 12, 2007, filed herewith.

b.	Bylaws of Registrant dated September 12, 2007, filed herewith.

c.	None.

d.1	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Agreement and Declaration of Trust, filed herewith as exhibit a.

d.2	Article 10 (Shareholders’ Voting Powers and Meetings) of the Bylaws of Registrant, filed herewith as exhibit b.

d.3	Form of Share Certificate of the Common Shares.*

e.	Terms and Conditions of Dividend Reinvestment Plan.*

f.	None.

g.1	Form of Investment Management Agreement between Registrant and Allianz Global Investors Fund Management LLC.*

g.2	Form of Portfolio Management Agreement between Allianz Global Investors Fund Management LLC and Pacific Investment Management Company LLC.*

h.1	Form of Underwriting Agreement.*

h.2	Form of Master Selected Dealer Agreement.*

h.3	Form of Master Agreement Among Underwriters.*

i.	None.

j.1	Form of Custodian Agreement between Registrant and [ ].*

j.2	Form of Accounting Agency Agreement between Registrant and [ ].*

k.1	Form of Transfer Agency Services Agreement between Registrant and PFPC Inc.*

k.2	Form of Organizational and Offering Expenses Reimbursement Agreement between Registrant and Allianz Global Investors Fund Management LLC.*

k.3	Form of Sub-Administration Agreement among Allianz Global Investors Fund Management LLC and [ ].*

l.	Opinion and consent of Ropes & Gray LLP.*

m.	None.

n.	Consent of Registrant’s independent registered public accounting firm.*

o.	None.

p.	Subscription Agreement of Allianz Global Investors of America L.P. dated [ ], 2007.*

q.	None.

r.1	Code of Ethics of Registrant.*

r.2	Code of Ethics of Allianz Global Investors Fund Management LLC.*

r.3	Code of Ethics of Pacific Investment Management Company LLC.*

s.	Powers of Attorney.*

*	To be filed by amendment.

Item 26:	Marketing Arrangements

To be filed by amendment.

Item 27:	Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$	*
National Association of Securities Dealers, Inc. Fees		*
Underwriters’ partial reimbursement		*
Printing and engraving expenses		*
Legal fees		*
New York Stock Exchange fees		*
Accounting expenses		*
Transfer Agent fees		*
Marketing expenses		*
Miscellaneous expenses		*

Total		*

*	To be completed by amendment. Note that Allianz Global Investors Fund Management LLC has agreed to pay the amount by which the Fund’s offering costs (other than the sales load, but inclusive of the reimbursement of underwriter expenses) exceed $.05 per Common Share. Allianz Global Investors Fund Management LLC also has agreed to pay all of the Fund’s organizational expenses.

Item 28:	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29:	Number of Holders of Securities

At September 14, 2007:

Title of Class	Number of Record Holders
Common Shares, par value $0.00001	0

Item 30:	Indemnification

Reference is made to Article VIII, Sections 1 through 4, of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser

Descriptions of the business of Allianz Global Investors Fund Management LLC, the Registrant’s investment manager and Pacific Investment Management Company LLC, the Registrant’s portfolio manager, are set forth under the captions “Investment Manager” and “Portfolio Manager” under “Management of the Fund” in both the Prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of Allianz Global Investors Fund Management LLC and Pacific Investment Management Company LLC.

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Name	Position with Adviser	Other Connections
Larry Altadonna	Senior Vice President	Senior Vice President, OpCap Advisors LLC

Cindy Columbo	Vice President

Thomas J. Fuccillo	Senior Vice President

Derek Hayes	Senior Vice President

William Healey	Executive Vice President, Chief Legal Officer and Secretary

Richard J. Lavery	Vice President

Manuel Madero	Assistant Vice President

John C. Maney	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Financial Officer, Allianz Global Investors of America L.P., Chief Financial Officer, Allianz Dresdner Asset Management U.S. Equities LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., OCC Distributors LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment

Management Company LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors CD Distributors LLC, PEA Capital LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Distributors LLC, Allianz Private Client Services LLC, and StocksPLUS Management Inc. and Value Advisors LLC

Colleen Martin	Senior Vice President and Controller

Andrew Meyers	Managing Director and Chief Operating Officer

Kevin Murphy	Vice President and Chief Compliance Officer

Vinh T. Nguyen	Senior Vice President and Treasurer	Senior Vice President and Controller, Allianz Global Investors of America L.P., Allianz Dresdner Asset Management U.S. Equities LLC, Cadence Capital Management LLC, NFJ Investment Group L.P., OCC Distributors LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors CD Distributors LLC, PEA Capital LLC, PEA Partners LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Distributors LLC, Allianz Private Client Services LLC, and StocksPLUS Management Inc.

Daisy S. Ramraj-Singh	Assistant Vice President

Bob Rokose	Vice President and Assistant Controller

Brian S. Shlissel	Executive Vice President and Chief Fund Administrator	Senior Vice President and Treasurer, OpCap Advisors LLC

Kellie E. Davidson	Assistant Secretary	Assistant Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors of America L.P., Allianz Global Investors of America Holdings, Inc., Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global

Investors NY Holdings LLC, Allianz Global Investors U.S. Equities LLC, Allianz Global Investors U.S. Retail LLC, Allianz Hedge Fund Partners Holding L.P., Allianz Hedge Fund Partners L.P., Allianz Hedge Fund Partners Inc., Allianz-PacLife Partners LLC, Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Oppenheimer Group, Inc., PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited, and Vision Holdings LLC

James G. Ward	Executive Vice President	Executive Vice President, Allianz Global Investors of America L.P., Director of Human Resources, Allianz Asset Management U.S. Equities LLC, Allianz Global Investors Distributors LLC

Scott Whisten	Vice President

Pacific Investment Management Company LLC

840 Newport Center Drive, Suite 300

Newport Beach, CA 92660

Name	Position with Sub-Adviser	Other Connections
Arnold, Tammie J.	Managing Director, PIMCO

Asay, Michael R.	Executive Vice President, PIMCO

Baker, Brian P.	Executive Vice President, PIMCO

Beaumont, Stephen P.	Executive Vice President, PIMCO

Benz, William R. II	Managing Director, Executive Committee Member, PIMCO

Bhansali, Vineer	Executive Vice President, PIMCO

Bishop, Gregory A.	Executive Vice President, PIMCO

Brynjolfsson, John B.	Managing Director, PIMCO

Burns, R. Wesley	Managing Director, PIMCO;

President and Trustee of PIMCO Funds and PIMCO Variable Insurance Trust; President and Director of PIMCO Commercial Mortgage Securities Trust, Inc.; Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited

Callin, Sabrina C.	Executive Vice President, PIMCO

Cupps, Wendy W.	Managing Director, PIMCO

Dialynas, Chris P.	Managing Director, PIMCO

El-Erian, Mohamed A.	Managing Director, PIMCO

Gross, William H.	Managing Director and Executive Committee Member, PIMCO; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice President of PIMCO Funds and PIMCO Variable Insurance Trust

Hague, John L.	Managing Director, PIMCO

Hally, Gordon C.	Executive Vice President, PIMCO

Hardaway, John C.	Executive Vice President, PIMCO

Hamalainen, Pasi M.	Managing Director, PIMCO

Harris, Brent R.	Managing Director and Executive Committee Member, PIMCO; Director and Vice President, StocksPLUS Management, Inc.; Trustee and Chairman of PIMCO Funds and PIMCO Variable Insurance Trust; Director and Chairman, PIMCO Commercial Mortgage Securities Trust, Inc.; Managing Director, PIMCO Specialty Markets LLC

Hinman, David C.	Executive Vice President, PIMCO

Hodge, Douglas M.	Managing Director, PIMCO; Director, PIMCO JAPAN LTD

Holloway, Dwight F.	Executive Vice President, PIMCO

Hudoff, Mark T.	Executive Vice President, PIMCO

Holden, Brent L.	Managing Director, PIMCO

Isberg, Margaret E.	Managing Director, PIMCO; Senior Vice President of PIMCO Funds

Ivaseyn, Daniel J.	Executive Vice President, PIMCO

Jacobs, Lew W.	Executive Vice President, PIMCO

Keller, James M.	Managing Director, PIMCO

Kennedy, Raymond G.	Managing Director, PIMCO

Kiesel, Mark	Executive Vice President, PIMCO

Loftus, John S.	Managing Director, PIMCO; Senior Vice President of PIMCO Funds; Vice President and Assistant Secretary, StocksPLUS Management, Inc.

Lown, David C.	Executive Vice President, PIMCO

Mariappa, Sudesh N.	Managing Director, PIMCO

Masanao, Tomoya	Executive Vice President, PIMCO

Mather, Scott A.	Managing Director, PIMCO; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.

McCray, Mark V.	Executive Vice President, PIMCO

McCulley, Paul A.	Managing Director, PIMCO

McDevitt, Joseph E.	Managing Director, PIMCO; Director and Chief Executive Officer, PIMCO Europe Ltd

Meiling, Dean S.	Managing Director, PIMCO

Mewhouse, Curtis A.	Executive Vice President, PIMCO

Moll, Johnathan D.	Executive Vice President, PIMCO

Monson, Kristen S.	Executive Vice President, PIMCO

Muzzy, James F.	Managing Director, PIMCO; Director and Vice President, StocksPLUS Management, Inc.; Senior Vice President, PIMCO Variable Insurance Trust; Vice President of PIMCO Funds; Director, PIMCO Europe Ltd., PIMCO JAPAN LTD., PIMCO Asia Pte Ltd., PIMCO Australia Pty Ltd.

Otterbein, Thomas J.	Executive Vice President, PIMCO

Paglat, Kumar N.	Executive Vice President, PIMCO

Paulson, Bradley W.	Executive Vice President, PIMCO

Phansalkar, Mohan V.	Executive Vice President, Secretary and Chief Legal Officer, PIMCO; Vice President and Secretary, StocksPLUS Management, Inc.

Phillip, Elizabeth M.	Executive Vice President, PIMCO

Podlich, William F.	Managing Director, PIMCO

Powers, William C.	Managing Director and Executive Committee Member, PIMCO; Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.

Ravano, Emanuele	Executive Vice President, PIMCO

Roncy, Scott L.	Executive Vice President, PIMCO

Ruthen, Seth R.	Executive Vice President, PIMCO

Sargent, Jeffrey M.	Executive Vice President, PIMCO

Schucking, Ivor	Executive Vice President, PIMCO

Schmider, Ernest L.	Managing Director, PIMCO

Seliga, Denise C.	Executive Vice President, PIMCO; Chief Compliance Officer

Simon, W. Scott	Managing Director, PIMCO

Takano, Makoto	Executive Vice President, PIMCO

Thompson, William S.	Managing Director and Executive Committee Member, PIMCO; Director and President, StocksPLUS Management, Inc.; Senior Vice President of PIMCO Variable Insurance Trust; Vice President of PIMCO Funds and PIMCO Commercial Mortgage Securities Trust, Inc.

Weil, Richard M.	Managing Director, Chief Operating Officer and Executive Committee Member, PIMCO

Wilson, John F.	Executive Vice President, PIMCO

Wilson, Susan L.	Executive Vice President, PIMCO

Wood, George H.	Executive Vice President, PIMCO

Wyman, Charles C.	Executive Vice President, PIMCO

Zhu, Changhong	Executive Vice President, PIMCO

Item 32:	Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of [            ], [            ], Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105, Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660 and/or PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

Item 33:	Management Services

Not applicable.

Item 34:	Undertakings

1.	Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

a.	For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

NOTICE

A copy of the Agreement and Declaration of Trust of PIMCO Income Opportunity Fund (the “Fund”), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 14th day of September, 2007.

PIMCO INCOME OPPORTUNITY FUND

By:	/s/ Thomas Fuccillo
Name:	Thomas Fuccillo
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Capacity	Date

/s/ Thomas Fuccillo Thomas Fuccillo	Trustee, President and Chief Executive Officer	September 14, 2007

/s/ Lawrence G. Altadonna Lawrence G. Altadonna	Treasurer and Principal Financial and Accounting Officer	September 14, 2007

INDEX TO EXHIBITS

Exhibit	Exhibit Name
a.	Agreement and Declaration of Trust dated September 12, 2007.

b.	Bylaws of Registrant dated September 12, 2007.